                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 17
Statement of Operations.......................... 18
Statement of Changes in Net Assets............... 19
Financial Highlights............................. 20
Notes to Financial Statements.................... 23

HYF  SAR 11/98

                             LETTER TO SHAREHOLDERS
October 22, 1998

Dear Shareholder,
    These continue to be dramatic and
highly unusual times for global
financial markets. Despite a severe
crisis of confidence in many emerging
economies, the United States has been
relatively unscathed by the turmoil.
However, volatility increased in the
U.S. equity market as the Asian crisis                 [PHOTO]
spread to Russia and Latin America
during the reporting period. Fixed-        DENNIS J. MCDONNELL AND DON G. POWELL
income investors were not entirely
unaffected, as volatility forced yield
spreads to widen between Treasuries and high-yield securities, corporate bonds, and mortgage-backed securities.
    We expect that volatility will remain high until the situation overseas stabilizes. In this environment, it is important to stay focused on long-term investment goals and to view daily fluctuations as relatively minor in the larger picture. As we explain elsewhere in this letter, the U.S. economy remains among the healthiest in the world, and Federal Reserve policymakers have demonstrated an ability to make prudent decisions with regard to monetary policy. These factors bode well for investors during the months ahead.

ECONOMIC OVERVIEW
    Growth in the U.S. economy moderated during the reporting period as fallout from the global financial crisis finally began to hit home. Weak demand for American goods in Asia and Latin America caused the U.S. trade deficit to hit a record $56.5 billion during the second quarter, undermining corporate profits. Weak earnings, in turn, caused job growth to slow and unemployment to increase modestly from the 28-year low set earlier this year. Manufacturing activity fell in September for the fourth consecutive month.
    Psychological factors also played a role in the deceleration of U.S. economic growth. In a recent speech, Federal Reserve Chairman Alan Greenspan noted that Americans seem to have acquired a strong aversion to risk that had been notably absent in recent years. This risk-averse attitude manifested itself in slower retail sales growth and a mild drop in housing activity. Also, the clear preference among investors for safety and liquidity caused interest rates on lower-quality debt to balloon, leading to fears of a credit crunch for U.S. businesses. Such concerns were at least partially responsible for the Fed's decision to cut short-term interest rates by 0.25 percent on September 29 and again on October 15.
    Despite the slowdown, we believe that the American economy remains fundamentally sound. Inflation at the consumer level increased by just 1.4 percent during the twelve months through September, while wholesale prices actually fell during the same period.

MARKET OVERVIEW
    The deepening global economic crisis helped unleash a furious flight to quality in the domestic fixed-income market. As the reporting period ended, the yield on long-term

                                                            Continued on page  2

Treasury bonds had fallen below 5 percent for the first time since 1977. Total returns in the U.S. bond market were uneven, however, as investors displayed a preference for quality amid the raging global economic storm. During the three months through September, long-term Treasury bonds gained 8.44 percent, compared to 2.37 percent for long-term corporate bonds and -3.71 for high yield securities. The varying performance reflects a transition in investor psychology, with sentiment shifting from confidence to extreme risk aversion in recent months.
    The heightened demand for safety drove yield differentials between bonds of different credit quality but similar maturities to levels not seen since the 1990-1991 recession. Credit spreads between 10-year Treasury bonds and high-yield securities, for example, grew to almost 6 percent. While a gradual widening of credit spreads is normal during the later stages of a business cycle, the dramatic nature of the expansion was primarily the result of high demand for Treasury securities by foreign investors seeking shelter from the sharp sell-offs in overseas equity markets.

OUTLOOK
    We expect that global economic fundamentals will remain favorable for domestic fixed-income investments. The impact of slower economic growth abroad should help to offset the inflationary implications of a relatively tight labor market in the United States. Additionally, the recent deceleration in U.S. economic growth is likely to lead to somewhat higher unemployment in coming months. However, while the possibility of a recession can no longer be ruled out, we believe that the U.S. economy will grow at a moderate pace into next year.
    The Federal Reserve has already begun to loosen monetary policy, and we expect that global overcapacity will continue to exert downward pressure on commodity prices. Both factors are positive for bonds. We caution, however, that yields have fallen considerably in recent months, and a mild increase in long-term interest rates is possible. Also, a weakening dollar or a worsening of economic conditions overseas could lead to reduced foreign demand for U.S. financial assets. Finally, credit quality will remain under intense scrutiny, especially given the risk-averse mind-set of global investors and the advanced stage of the domestic business cycle.
    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1998

                           VAN KAMPEN HIGH YIELD FUND

                                                                A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Three-month total return based on NAV(1)...................       (8.36%)    (8.54%)    (8.55%)
One-year total return(2)...................................       (8.10%)    (7.75%)    (5.10%)
Five-year average annual total return(2)...................        5.88%      5.89%      6.06%
Ten-year average annual total return(2)....................        7.17%        N/A        N/A
Life-of-Fund average annual total return(2)................        7.59%      6.39%      5.99%
Commencement date..........................................     06/27/86   05/17/93   08/13/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3).......................................        9.03%      8.67%      8.68%
SEC Yield(4)...............................................        9.69%      9.39%      9.39%
N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1998. Had certain expenses of the Fund not been assumed Van Kampen, the SEC Yield would have been 9.59%, 9.29%, and 9.29% for Classes A, B and C, respectively, and the total returns would have been lower.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in high-yield, lower-rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

Market forecasts provided in this report may not necessarily come to pass.

-------------------------------------------------------------------------------
      On July 31, 1998, the Fund's Board of Trustees voted to change the Fund's fiscal year end from June 30 to March 31. As a result, this semi-annual report reflects the 3-month period commencing on July 1, 1998, and ending on September 30, 1998.
-------------------------------------------------------------------------------

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

BOND: A debt security issued by a government or corporation that generally pays a bondholder a stated rate of interest and repays the principal at maturity date.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The difference between the yields of different bonds, due to their different credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

                          PORTFOLIO MANAGEMENT REVIEW
                           VAN KAMPEN HIGH YIELD FUND

We recently spoke with the management team of the Van Kampen High Yield Fund about the key events and economic forces that shaped the markets during the most recent reporting period. The team is led by Robert Hickey, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.
     The Fund's fiscal year end was recently changed from June 30 to March 31. Going forward, your semiannual reports will be dated September 30, and your annual reports will be dated March 31. The following interview discusses the Fund's performance during the three-month period since your last report, from June 30, 1998, to September 30, 1998.

   Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE REPORTING PERIOD?

   A The face of the market changed dramatically in the three short months since our last discussion in June, as demonstrated by the 100 basis point drop in yield for the benchmark 10-year Treasury. Although the market began the period on a quiet note, the Dow Jones Industrial Average reached a record high in the third week of July--and promptly gave way to volatility imposed by overseas markets. Continuing currency woes in Asia spread to Russia and crept closer to U.S. shores, negatively affecting Latin America and even Canada. As the high-yield market has tended to move in sync with equities, high-yield bonds sagged as investors lost confidence in risk-sensitive investments. High demand for the safety of Treasuries pushed their yields to record lows, widening the yield spreads between Treasuries and high-yield securities.

   Q  HOW DID THESE CONDITIONS AFFECT SUPPLY AND DEMAND FOR HIGH-YIELD BONDS?

   A In sharp contrast to last year, the high-yield market suffered from declining technical conditions as investor demand for risk-sensitive securities plummeted. Whereas the previous 12-month period had witnessed only one week of negative cash flows out of high-yield funds, the end of August 1998 marked six consecutive weeks of outflows. Fortunately, new issues tapered off during this time period, but the balance of supply and demand was upset nonetheless. In the last few days of the reporting period, however, a lull settled over the market as the Federal Reserve Board implemented its first rate cut in two years. The market began to relax--and portfolio managers breathed a small sigh of relief.

   Q  HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

   A While the market struggled through the last two months, we began to search for opportunities to buy bonds we liked at prices that were much more attractive than six months ago. Although we had decreased our position in the telecommunications sector several months ago, we revisited that sector and increased the Fund's allocation in the last month as opportunities arose. Telecommunications issues still comprise the largest component of new issues, and we believe that these securities will reemerge with solid performance and a high profile when the market stabilizes. Within the telecommunications sector, we have a significant position in competitive local exchange companies as well as a strong position in cellular phone companies.
    Other sectors represented in the Fund's portfolio include food and beverage companies, which have historically provided nice defensive characteristics in periods of high volatility, and automobile and housing companies, which were supported by positive technical conditions. Both of these sectors enjoyed high consumer demand in a period of low interest and unemployment rates. Specifically, automobile companies benefited from a strong supply-and-demand balance in the wake of the General Motors strike earlier in the year. For additional Fund portfolio highlights, please refer to page 9.


   Q  WERE THERE ANY SECTORS THAT DISAPPOINTED YOU DURING THE PERIOD?

   A In the last report, we mentioned that the portfolio was overweighted in the health-care industry; unfortunately, this sector was a disappointment during the period. Changes in legislation have affected how health-care providers are paid, and the transition has been a rocky one. We assumed incorrectly that hospitals had made provisions for this change. However, hospitals and other providers had actually miscalculated the economic impact. In the big picture, the negative effect of this sector's underperformance during the period was dwarfed by the volatility that rocked the market in the last several weeks. Meanwhile, we have slightly readjusted our position in health care, but have carefully scrutinized the holdings within the sector and are comfortable with the current lineup.

   Q  HOW WAS THE PORTFOLIO STRUCTURED IN TERMS OF CREDIT QUALITY?

   A As of September 30, approximately 23.9 percent of the Fund's long-term debt securities were BB-rated, which is the highest quality rating within the noninvestment-grade category, and 61.6 percent were B-rated. Compared to its peers, the Fund maintains a higher percentage of BB-rated securities. We feel that bonds with a BB rating have a favorable risk-reward ratio over the long run, because they have historically had less relative volatility and better performance potential in market downturns. With yield spreads between B- and BB-rated securities narrowing significantly during the past year, we continue to believe this investment posture is appropriate.

   Q  HOW DID THE FUND PERFORM?

   A The Fund posted a total return of -8.36 percent(1) (Class A shares at net asset value) for the three-month period ended September 30, 1998. By comparison, the Credit Suisse First Boston High Yield Index returned -6.15 percent for the same period. This index is a broad-based index that reflects the general performance of a wide range of selected bonds within the public high-yield debt market. It does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities it represents. As of September 30, 1998, the Fund's distribution rate stood at 9.03 percent(3) per Class A share. For additional Fund performance results, please refer to the chart on page 3.

   Q  WHAT IS YOUR OUTLOOK FOR THE MARKET IN THE COMING MONTHS?

   A Clearly, we hope to see some stability in the global markets and a return to some level of normalcy in the domestic market. The lack of strong leadership in some of the most troubled countries has further exacerbated the economic turmoil; for this reason, we will pay particular attention to the October elections in Brazil and the resolution of a government in Russia.
    We believe that the Federal Reserve Board's 25-basis point reduction in interest rates at the end of September was a good first step in sending the message that the Fed can provide liquidity to global markets. A subsequent rate cut in October proved that the Fed is willing to provide action when they feel it is necessary, even outside the confines of the regularly scheduled committee meetings. While we would not be surprised to see the Fed reduce rates again before the end of the year, we stand prepared to react to any number of events in our ongoing efforts to support the Fund's objective of high current income and capital appreciation.

[SIG]
Robert Hickey

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

                           VAN KAMPEN HIGH YIELD FUND
 TOP TEN ISSUERS AS OF SEPTEMBER 30, 1998

                                   PERCENTAGE OF FUND'S
                                  LONG-TERM INVESTMENTS
Intermedia Communications,
  Inc. .........................          3.31%
Millicom International
  Cellular......................          1.47%
Cole National Group, Inc. ......          1.46%
Giant Industries, Inc. .........          1.45%
Pantry, Inc. ...................          1.45%
Centennial Cellular Corp. ......          1.42%
Trizec Finance..................          1.38%
Communications & Power
  Industries, Inc.  ............          1.38%
Sequa Corp. ....................          1.33%
El Paso Electric Co. ...........          1.33%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM DEBT SECURITIES


AS OF SEPTEMBER 30, 1998
AAA             0.5%                          AAA           0.5%
BBB             5.4%                          BBB           7.3%
BB             23.9%         [PIE CHART]      BB           24.0%        [PIE CHART]
B              61.6%                          B            59.7%
CCC             0.9%                          CCC           1.0%
Non-Rated       7.7%                          Non-Rated     7.5%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.
 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF SEPTEMBER 30, 1998                               AS OF JUNE 30, 1998
Telecommunications.....   20.0%                        Foreign Bonds.........  20.3%
Foreign Bonds..........   16.6%                        Telecommunications....  15.0%
Printing, Publishing &                                 Printing, Publishing &
  Broadcasting.........   10.3%                           Broadcasting.......  10.8%
Oil & Gas..............    4.9%                        Oil & Gas.............   5.0%
Leisure................    4.9%                        Health Care...........   5.0%

 DURATION

            AS OF SEPTEMBER 30, 1998            AS OF JUNE 30, 1998
Duration           3.74 years                        3.77 years

                            PORTFOLIO OF INVESTMENTS

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

   Par
 Amount
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            DOMESTIC CORPORATE BONDS  77.6%
            AEROSPACE & DEFENSE  2.9%
$   1,920   Compass Aerospace Corp., 144A Private
            Placement (a)................................    10.125%  04/15/05  $  1,891,200
    4,850   Dyncorp. ....................................     9.500   03/01/07     4,462,000
    2,200   Sequa Corp. .................................     9.625   10/15/99     2,255,000
    2,600   Sequa Corp. .................................     9.375   12/15/03     2,626,000
                                                                                ------------
                                                                                  11,234,200
                                                                                ------------
            AUTOMOBILE  4.1%
    4,750   Aetna Industries, Inc. ......................    11.875   10/01/06     4,845,000
    2,800   Collins & Aikman Products Co. ...............    11.500   04/15/06     2,954,000
    2,400   Insilco Corp. ...............................    10.250   08/15/07     2,400,000
    2,000   Stanadyne Automotive Corp., Ser B............    10.250   12/15/07     1,910,000
    4,000   Talon Automotive Group, Inc., 144A Private
            Placement (a)................................     9.625   05/01/08     3,740,000
                                                                                ------------
                                                                                  15,849,000
                                                                                ------------
            BEVERAGE, FOOD & TOBACCO  3.5%
    1,000   Aurora Foods, Inc. ..........................     8.750   07/01/08     1,035,000
      900   Fleming Cos., Inc. ..........................    10.625   07/31/07       857,250
    2,250   Fleming Cos., Inc., Ser B....................    10.500   12/01/04     2,165,625
    3,700   Jitney Jungle Stores America, Inc............    12.000   03/01/06     4,088,500
    2,078   Pantry, Inc. ................................    12.500   11/15/00     2,176,705
    3,200   Pantry, Inc. ................................    10.250   10/15/07     3,136,000
                                                                                ------------
                                                                                  13,459,080
                                                                                ------------
            BUILDINGS & REAL ESTATE  3.6%
    3,300   American Standard, Inc. (f)..................    10.875   05/15/99     3,382,500
      750   Cemex International Capital, Inc. ...........     9.660   12/29/49       573,750
      500   Cemex International Capital, Inc., 144A
            Private Placement (a)........................     9.660   12/29/49       382,500
    1,750   Home Interiors & Gifts, Inc., 144A Private
            Placement (a)................................    10.125   06/01/08     1,662,500
    1,500   Kevco, Inc., Ser B...........................    10.375   12/01/07     1,432,500
    2,750   Schuler Homes, Inc. .........................     9.000   04/15/08     2,571,250
    4,250   Webb (Del E.) Corp. .........................     9.375   05/01/09     4,080,000
                                                                                ------------
                                                                                  14,085,000
                                                                                ------------
            CHEMICALS, PLASTICS & RUBBER  1.8%
    4,258   ISP Holdings, Inc. ..........................     9.750   02/15/02     4,470,900
    3,210   Pioneer Americas Acquisition Corp., Ser B....     9.250   06/15/07     2,632,200
                                                                                ------------
                                                                                   7,103,100
                                                                                ------------
            CONTAINERS, PACKAGING & GLASS  1.3%
    3,700   Fonda Group, Inc., Ser B.....................     9.500   03/01/07     3,348,500
      900   Sweetheart Cup, Inc. ........................     9.625   09/01/00       857,250
    1,000   Vicap SA, 144A Private Placement (a).........    10.250   05/15/02       715,000
                                                                                ------------
                                                                                   4,920,750
                                                                                ------------
            DIVERSIFIED/CONGLOMERATE MANUFACTURING  1.8%
    1,000   Anthony Crane, 144A Private Placement (a)....    10.375   08/01/08       940,000
    4,600   Communications & Power Industries, Inc. .....    12.000   08/01/05     5,037,000
    1,000   Moll Industries, Inc., 144A Private
            Placement (a)................................    10.500   07/01/08       930,000
                                                                                ------------
                                                                                   6,907,000
                                                                                ------------

                                               See Notes to Financial Statements

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

   Par
 Amount
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            ECOLOGICAL  0.3%
$     500   Envirosource, Inc., Ser B....................     9.750%  06/15/03  $    472,500
      550   Norcal Waste Systems, Inc....................    13.250   11/15/05       638,000
                                                                                ------------
                                                                                   1,110,500
                                                                                ------------
            ELECTRONICS  0.9%
    1,950   DecisionOne Corp. ...........................     9.750   08/01/07     1,316,250
    3,100   DecisionOne Corp. (Including 3,100 common
            stock warrants) (b)..........................  0/11.500   08/01/08     1,162,500
    2,000   Radio Unica Corp., 144A Private Placement (a)
            (b)..........................................  0/11.750   08/01/06     1,120,000
                                                                                ------------
                                                                                   3,598,750
                                                                                ------------
            ENERGY  0.7%
    1,000   Chesapeake Energy Corp., Ser B...............     9.625   05/01/05       890,000
    1,000   Hurricane Hydrocarbons.......................    11.750   11/01/04       560,000
    2,200   Universal Compression Holdings, Inc., 144A
            Private Placement (a) (b)....................   0/9.875   02/15/08     1,309,000
                                                                                ------------
                                                                                   2,759,000
                                                                                ------------
            FINANCE  1.5%
    3,300   Americo Life, Inc., 144A Private
            Placement (a)(f).............................     9.250   06/01/05     3,349,500
    2,750   Contifinancial Corp. ........................     8.125   04/01/08     2,530,000
                                                                                ------------
                                                                                   5,879,500
                                                                                ------------
            HEALTHCARE  3.7%
    2,000   Alliance Imaging, Inc. ......................     9.625   12/15/05     1,900,000
    1,750   Fresenius Medical Care Capital Trust.........     7.875   02/01/08     1,618,750
    3,000   Hudson Respiratory Care, Inc., 144A Private
            Placement (a)................................     9.125   04/15/08     2,310,000
    4,500   Mariner Post Acute Network, Inc. (b).........  0/10.500   11/01/07     2,497,500
    1,700   Mariner Post Acute Network, Inc. ............     9.500   11/01/07     1,572,500
    2,000   Mediq, Inc., 144A Private Placement (a)......    11.000   06/01/08     1,880,000
    3,000   Oxford Health Plans, Inc., 144A Private
            Placement (a)................................    11.000   05/15/05     2,640,000
                                                                                ------------
                                                                                  14,418,750
                                                                                ------------
            HOTEL, MOTEL, INNS & GAMING  3.9%
    3,250   Argosy Gaming Co. ...........................    13.250   06/01/04     3,461,250
    3,075   Coast Hotels & Casinos, Inc. ................    13.000   12/15/02     3,474,750
    3,950   Grand Casino, Inc. (f).......................    10.125   12/01/03     4,196,875
    1,000   Hard Rock Hotel, Inc., 144A Private
            Placement (a)................................     9.250   04/01/05       995,000
    3,000   Majestic Star Casino.........................    12.750   05/15/03     3,112,500
                                                                                ------------
                                                                                  15,240,375
                                                                                ------------
            LEISURE  4.6%
    2,100   Booth Creek Ski Holdings, Inc. ..............    12.500   03/15/07     2,068,500
    1,750   Intrawest Corp. .............................     9.750   08/15/08     1,758,750
    2,000   Premier Parks, Inc. .........................     9.250   04/01/06     1,990,000
    4,250   Selmer, Inc. ................................    11.000   05/15/05     4,377,500
    4,000   Silver Cinemas International, Inc., 144A
            Private Placement (a)........................    10.500   04/15/05     3,820,000
    1,650   Viacom International, Inc. ..................    10.250   09/15/01     1,848,000
    1,703   Waterford Gaming.............................    12.750   11/15/03     1,890,330
                                                                                ------------
                                                                                  17,753,080
                                                                                ------------

                                               See Notes to Financial Statements

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

   Par
 Amount
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            MINING, STEEL, IRON & NON-PRECIOUS
            METAL  1.7%
$   1,000   Inland Steel Co. ............................    12.000%  12/01/98  $  1,010,000
    2,000   Pen Holdings, Inc., 144A Private
            Placement (a)................................     9.875   06/15/08     1,920,000
    1,950   Renco Steel Holdings, Inc. ..................    10.875   02/01/05     1,677,000
    2,000   WCI Steel, Inc. .............................    10.000   12/01/04     1,920,000
                                                                                ------------
                                                                                   6,527,000
                                                                                ------------
            OIL & GAS  4.6%
    4,700   Dawson Production Services, Inc. ............     9.375   02/01/07     4,711,750
    2,050   Frontier Oil Corp. ..........................     9.125   02/15/06     1,916,750
    1,150   Giant Industries, Inc. ......................     9.750   11/15/03     1,138,500
    4,450   Giant Industries, Inc. ......................     9.000   09/01/07     4,183,000
    1,350   KCS Energy, Inc. ............................    11.000   01/15/03     1,356,750
    3,700   National Energy Group, Inc., Ser D...........    10.750   11/01/06     1,517,000
    1,000   Petroleum Heat & Power, Inc. ................    12.250   02/01/05       960,000
    2,200   Pride Petroleum Services, Inc. ..............     9.375   05/01/07     2,090,000
                                                                                ------------
                                                                                  17,873,750
                                                                                ------------
            PERSONAL & NON-DURABLE  1.4%
    5,100   Cole National Group, Inc. ...................     9.875   12/31/06     5,355,000
                                                                                ------------
            PRINTING, PUBLISHING & BROADCASTING  9.7%
    3,000   Capstar Broadcasting Partners................     9.250   07/01/07     3,075,000
    2,500   Century Communications Corp. ................     8.875   01/15/07     2,659,375
    1,850   Century Communications Corp. ................     8.750   10/01/07     1,958,687
    2,600   CSC Holdings, Inc. ..........................    10.500   05/15/16     2,951,000
    1,050   CSC Holdings, Inc., Ser B....................     8.125   08/15/09     1,107,750
    3,500   EZ Communications, Inc. .....................     9.750   12/01/05     3,745,000
    3,350   Gray Communications Systems, Inc. ...........    10.625   10/01/06     3,542,625
    1,250   Interep National Radio Sales, Inc., 144A
            Private Placement (a)........................    10.000   07/01/08     1,225,000
    2,450   International Cabletel, Inc. (b).............  0/12.750   04/15/05     2,180,500
    2,750   International Cabletel, Inc. (b).............  0/11.500   02/01/06     2,227,500
    4,000   K-III Communications Corp. ..................    10.250   06/01/04     4,280,000
    2,100   Northland Cable Television, Inc. ............    10.250   11/15/07     2,226,000
    4,700   Pegasus Communications Corp., Ser B..........     9.625   10/15/05     4,559,000
    2,000   Young Broadcasting, Inc. ....................    11.750   11/15/04     2,140,000
                                                                                ------------
                                                                                  37,877,437
                                                                                ------------
            RAIL & SHIPPING  0.3%
    1,750   Alpha Shipping Ser A.........................     9.500   02/15/08     1,242,500
                                                                                ------------
            RAW MATERIALS/PROCESSING INDUSTRIES  0.8%
    2,900   S.D. Warren Co. (f)..........................    12.000   12/15/04     3,168,250
                                                                                ------------
            RETAIL  1.3%
    1,250   Big 5 Corp., Ser B...........................    10.875   11/15/07     1,193,750
    2,050   Community Distributors, Inc., Ser B..........    10.250   10/15/04     1,886,000
    1,750   Hosiery Corp. of America, Inc. ..............    13.750   08/01/02     1,855,000
                                                                                ------------
                                                                                   4,934,750
                                                                                ------------
            TELECOMMUNICATIONS  18.7%
    2,000   AMSC Acquisition, Inc. ......................    12.250   04/01/08     1,180,000

                                               See Notes to Financial Statements

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

   Par
 Amount
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS (CONTINUED)
$   4,205   Centennial Cellular Corp. ...................    10.125%  05/15/05  $  5,193,175
    1,500   Clearview Cinema Group, Inc., 144A Private
            Placement (a)................................    10.875   06/01/08     1,590,000
    1,000   Crown Castle International Corp. (b).........  0/10.625   11/15/07       615,000
    3,000   CSC Holdings, Inc. ..........................     7.875   02/15/18     2,955,000
    3,000   CTI Holdings, Inc., 144A Private
            Placement (a)................................    11.500   04/15/08     1,230,000
    2,000   E Spire Communications, Inc., 144A Private
            Placement (a) (b)............................  0/10.625   07/01/08     1,110,000
    2,280   E Spire Communications, Inc. (b).............  0/12.750   04/01/06     1,732,800
    4,000   Echostar Communications Corp. (b)............  0/12.875   06/01/04     3,900,000
    2,000   GST Network Funding, Inc., 144A Private
            Placement (a) (b)............................  0/10.500   05/01/08       990,000
    2,500   ICG Holdings, Inc. (b).......................  0/11.625   03/15/07     1,556,250
    1,350   Intermedia Communications of Florida,
            Inc. ........................................    13.500   06/01/05     1,545,750
    5,600   Intermedia Communications, Inc. (b)..........  0/11.250   07/15/07     4,088,000
    8,000   Intermedia Communications, Inc. .............     8.600   06/01/08     8,040,000
    2,000   Level 3 Communications, Inc. ................     9.125   05/01/08     1,895,000
    5,500   Metronet Communications Corp. (b)............   0/9.950   06/15/08     3,052,500
    2,000   MJD Communications, Inc., 144A Private
            Placement (a)................................     9.500   05/01/08     2,010,000
    1,000   Onepoint Communications Corp., (Including
            1,000 common stock warrants) 144A Private
            Placement (a)................................    14.500   06/01/08       740,000
    2,500   Optel, Inc., 144A Private Placement (a)......    11.500   07/01/08     2,350,000
    1,000   Park N View, Inc., 144A Private
            Placement (a)................................    13.000   05/15/08       810,000
    6,000   Pinnacle Holdings, Inc.......................    10.000   03/15/08     3,240,000
    2,000   Price Communication Cellular (d).............    11.250   08/15/08     1,860,000
    4,355   PSINet, Inc..................................    10.000   02/15/05     4,376,775
    2,500   RSL Communications (b).......................  0/10.125   03/01/08     1,337,500
    3,750   Spectrasite Holdings, Inc., 144A Private
            Placement (a)................................    12.000   07/15/08     1,800,000
    3,500   Splitrock Services, Inc., 144A Private
            Placement (a)................................    11.750   07/15/08     3,220,000
    1,250   Sprint Spectrum (b)..........................  0/12.500   08/15/06     1,062,500
    3,000   Startec Global Communications, 144A Private
            Placement (a)................................    12.000   05/15/08     2,625,000
    2,000   Telecommunications Tech Co., 144A Private
            Placement (a)................................     9.750   05/15/08     1,830,000
    2,750   Triton Communications, Inc., 144A Private
            Placement (a) (b)............................  0/11.000   05/01/08     1,265,000
    7,550   United International Holdings, Inc...........    10.750   02/15/08     3,624,000
                                                                                ------------
                                                                                  72,824,250
                                                                                ------------
            TEXTILES  1.8%
    2,000   Cluett American Corp., 144A Private
            Placement (a)................................    10.125   05/15/08     1,840,000
    2,000   Globe Manufacturing Corp., 144A Private
            Placement (a)................................    10.000   08/01/08     1,910,000
    1,650   Pillowtex Corp...............................    10.000   11/15/06     1,716,000
    1,500   Scovill Fasteners, Inc.......................    11.250   11/30/07     1,380,000
                                                                                ------------
                                                                                   6,846,000
                                                                                ------------
            TRANSPORTATION  0.7%
    3,000   Atlas Air, Inc., 144A Private
            Placement (a)................................     9.250   04/15/08     2,775,000
                                                                                ------------
            UTILITIES  2.0%
    4,250   AES Corp. (f)................................    10.250   07/15/06     4,441,250
      600   El Paso Electric Co..........................     8.250   02/01/03       648,000
    1,500   El Paso Electric Co..........................     8.900   02/01/06     1,710,000

                                               See Notes to Financial Statements

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

   Par
 Amount
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            UTILITIES (CONTINUED)
$     761   Midland Cogeneration Venture.................    10.330%  07/23/02  $    823,083
                                                                                ------------
                                                                                   7,622,333
                                                                                ------------
            TOTAL DOMESTIC CORPORATE BONDS  77.6%.............................   301,364,355
                                                                                ------------

   Par
 Amount
in Local
Currency
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            FOREIGN BONDS AND SECURITIES  15.7%
            ARGENTINA  1.5%
    3,000   Banco De Credito Argentino (US$).............     9.500%  04/24/00  $  2,550,000
    1,000   Credito Argentino Sa (US$)...................     9.500   04/24/00       850,000
    2,500   Republic of Argentina (Var. Rate Coupon)
            (US$)........................................     5.750   03/31/23     1,687,500
    1,000   Republic of Argentina (Var. Rate Coupon)
            (US$)........................................     6.625   03/31/23       668,800
                                                                                ------------
                                                                                   5,756,300
                                                                                ------------
            AUSTRALIA  0.2%
    1,100   Commonwealth of Australia (AU$)..............    10.000   10/15/02       807,880
                                                                                ------------
            BRAZIL  0.9%
    1,731   Brazil Media Trust (US$).....................     6.250   09/15/07     1,002,026
    2,000   Federal Republic of Brazil (US$).............    10.125   05/15/27     1,222,500
    1,000   Globo Participacoe (US$).....................    10.625   12/05/08       515,000
      500   Multicanal Participacoes, Ser B (US$)........    12.625   06/18/04       375,000
      500   Multicanal Participacoes (US$)...............    12.625   06/18/04       375,000
                                                                                ------------
                                                                                   3,489,526
                                                                                ------------
            CANADA  2.2%
    3,500   Fundy Cable Ltd. (US$).......................    11.000   11/15/05     3,683,750
    4,500   Trizec Finance (US$).........................    10.875   10/15/05     5,040,000
                                                                                ------------
                                                                                   8,723,750
                                                                                ------------
            CHILE  0.3%
    1,500   Empresa Electrica Delaware Norte Sa (US$),
            144A Private Placement (a)...................     7.750   03/15/06     1,078,155
                                                                                ------------
            COLUMBIA  0.8%
    2,300   Financiera Energetica (US$), 144A Private
            Placement (a)................................     9.375   06/15/06     1,495,000
    2,500   Financiera Energetica (US$)..................     9.375   06/15/06     1,625,000
                                                                                ------------
                                                                                   3,120,000
                                                                                ------------
            ITALY  0.3%
1,500,000   Federal Republic of Italy (Lira).............    10.000   08/01/03     1,144,640
                                                                                ------------
            KOREA  0.5%
    1,000   Korea Development Bank (US$).................     7.125   09/17/01       870,000
    1,500   Korea Electric Power Corp. (US$).............     7.000   02/01/27     1,035,000
                                                                                ------------
                                                                                   1,905,000
                                                                                ------------

                                               See Notes to Financial Statements

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            LUXEMBOURG  1.4%
$   8,500   Millicom International Cellular
            (US$) (b)(f).................................  0/13.500%  06/01/06  $  5,397,500
                                                                                ------------
            MEXICO  2.3%
    2,000   Petroleos Mexicanos (US$), 144A Private
            Placement (a)................................    11.157   07/15/05     1,720,000
    5,000   Satelites Mexicanos Sa (US$), 144A Private
            Placement (a)................................    10.125   11/01/04     3,425,000
    2,000   United Mexican States (US$)..................    11.375   09/15/16     1,875,000
    2,500   United Mexican States (US$)..................     6.250   12/31/19     1,818,750
                                                                                ------------
                                                                                   8,838,750
                                                                                ------------
            MOROCCO  0.9%
    5,000   Morocco Trust A Loan (US$) (c)...............     6.563   01/01/09     3,700,000
                                                                                ------------
            PANAMA  0.9%
    4,000   Republic of Panama (US$).....................     8.875   09/30/27     3,360,000
                                                                                ------------
            POLAND  0.9%
    4,250   Netia Holdings B V (US$).....................    10.250   11/01/07     3,357,500
                                                                                ------------
            RUSSIA  0.4%
   21,500   Russia Principal Loans (US$) (c).............     3.313   12/15/20     1,424,375
      768   Vnesheconombank (Var. Rate Coupon) (US$),
            144A Private Placement (a)...................     6.625   12/15/15        65,253
    3,000   Vnesheconombank (US$) (c)....................     6.625   12/15/15       198,750
                                                                                ------------
                                                                                   1,688,378
                                                                                ------------
            UNITED KINGDOM  2.0%
    2,750   Cenargo International Ltd. (US$), 144A
            Private Placement (a)........................     9.750   06/15/08     2,255,000
    4,450   Diamond Cable Commerce PLC (US$) (b).........  0/10.750   02/15/07     3,137,250
    1,400   Esprit Telecom Group PLC (US$)...............    11.500   12/15/07     1,316,000
    1,250   Esprit Telecom Group PLC (US$), 144A Private
            Placement (a)................................    10.875   06/15/08     1,131,250
                                                                                ------------
                                                                                   7,839,500
                                                                                ------------
            VENEZUELA  0.2%
    1,000   Republic of Venezuela (US$)..................     6.750   03/31/20       662,500
                                                                                ------------
            TOTAL FOREIGN BONDS AND DEBT SECURITIES  15.7%....................    60,869,379
                                                                                ------------
            TOTAL CORPORATE BONDS  93.3%......................................   362,233,734
                                                                                ------------

                                               See Notes to Financial Statements

       Street                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Description                                                                       Market Value
----------------------------------------------------------------------------------------------
EQUITIES  1.0%
American Mobile Satellite Corp., (2,000 common stock warrants) 144A Private
  Placement (a).................................................................  $          0
American Telecasting, Inc. (8,370 common stock warrants) (e)....................         4,185
Capital Gaming International, Inc. (5,000 common stock warrants) (e)............             0
Coastal Finance, Inc. (40,000 preferred shares).................................       990,000
El Paso Electric Co. (23,099 preferred shares) (d)..............................     2,506,251
Hosiery Corp. of America, Inc. (1,000 common shares)............................        52,500
Intermedia Communications of Florida, Inc. (Including 3,150 common stock
  warrants) 144A Private Placement (a) (e)......................................       441,000
Meditrust (3,867 common stock warrants) (e).....................................        65,983
Urohealth Systems, Inc. (Including 2,550 common stock warrants), 144A Private
  Placement (a) (e).............................................................            25
                                                                                  ------------
TOTAL EQUITIES..................................................................     4,059,944
                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS  94.3%
  (Cost $402,032,183)...........................................................   366,293,678

REPURCHASE AGREEMENT  4.1%
  State Street Bank and Trust Repurchase Agreement collateralized by (U.S.
  T-Note, $12,025,000 par, 7.625% coupon, due 11/15/22, dated 09/30/98, to be
  sold on 10/01/98 at $15,869,402) (Cost $15,867,000)...........................    15,867,000
                                                                                  ------------
TOTAL INVESTMENTS  98.4%
  (Cost $417,899,183)...........................................................   382,160,678
OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%.....................................     6,370,878
                                                                                  ------------
NET ASSETS  100.0%..............................................................  $388,531,556
                                                                                  ============

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Security is a bank loan participation.

(d) Payment-in-kind security.

(e) Non-Income producing security.

(f) Assets segregated as collateral for open options, futures or forwards transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $417,899,183).......................    $  382,160,678
Cash........................................................               641
Receivables:
  Interest..................................................        10,477,140
  Investments Sold..........................................         2,069,244
  Fund Shares Sold..........................................           485,508
Options at Market Value (Net premiums paid of $12,450)......               937
Other.......................................................            12,932
                                                                --------------
      Total Assets..........................................       395,207,080
                                                                --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................         2,921,250
  Income Distributions......................................         1,792,708
  Fund Shares Repurchased...................................           781,176
  Distributor and Affiliates................................           300,794
  Variation Margin on Futures...............................           278,615
  Investment Advisory Fee...................................           208,160
Accrued Expenses............................................           212,456
Trustees' Deferred Compensation and Retirement Plans........           133,638
Forward Currency Contracts..................................            46,727
                                                                --------------
      Total Liabilities.....................................         6,675,524
                                                                --------------
NET ASSETS..................................................    $  388,531,556
                                                                ==============
NET ASSETS CONSIST OF:
Capital.....................................................    $  519,086,224
Net Unrealized Depreciation.................................       (36,490,273)
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (2,668,387)
Accumulated Net Realized Loss...............................       (91,396,008)
                                                                --------------
NET ASSETS..................................................    $  388,531,556
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $252,009,687 and 28,433,232 shares of
    beneficial interest issued and outstanding).............    $         8.86
    Maximum sales charge (4.75%* of offering price).........               .44
                                                                --------------
    Maximum offering price to public........................    $         9.30
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $126,398,260 and 14,266,061 shares of
    beneficial interest issued and outstanding).............    $         8.86
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $10,123,609 and 1,143,466 shares of
    beneficial interest issued and outstanding).............    $         8.85
                                                                ==============

*On sales of $100,000 or more, the sales charge will be reduced.


                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Three Months Ended September 30, 1998 and
                    the Year Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                         Three Months Ended     Year Ended
                                                         September 30, 1998    June 30, 1998
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $1,656 for
  the three months ended 9/30/98 and $7,881 for the year
  ended 6/30/98)........................................    $  9,375,164       $ 40,758,538
Dividends...............................................          92,450            951,901
Other...................................................         127,579          1,196,387
                                                            ------------       ------------
    Total Income........................................       9,595,193         42,906,826
                                                            ------------       ------------
EXPENSES:
Investment Advisory Fee.................................         797,054          3,298,466
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B, and C of $162,298, $352,605, and
  $28,212, respectively, for the three months ended
  9/30/98 and $687,422, $1,410,829, and $98,799,
  respectively, for the year ended 6/30/98).............         543,115          2,197,050
Shareholder Services....................................         171,914            644,982
Custody.................................................          31,882            120,938
Trustees' Fees and Expenses.............................          11,078             31,475
Legal...................................................          10,120             28,850
Other...................................................          70,690            297,676
                                                            ------------       ------------
    Total Expenses......................................       1,635,853          6,619,437
    Less Fees Waived....................................         106,274            439,795
                                                            ------------       ------------
    Net Expenses........................................       1,529,579          6,179,642
                                                            ------------       ------------
NET INVESTMENT INCOME...................................    $  8,065,614       $ 36,727,184
                                                            ============       ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments.........................................    $ (4,106,561)      $  9,805,802
    Options.............................................         (41,237)          (104,912)
    Futures.............................................      (1,192,183)           497,291
    Forwards............................................          47,142             46,182
    Foreign Currency Transactions.......................          10,989             (6,359)
                                                            ------------       ------------
Net Realized Gain/Loss..................................      (5,281,850)        10,238,004
                                                            ------------       ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...............................       2,966,018         11,798,356
                                                            ------------       ------------
  End of the Period:
    Investments.........................................     (35,738,505)         3,058,778
    Options.............................................         (11,513)            (5,525)
    Futures.............................................        (692,632)           (87,188)
    Forwards............................................         (46,727)               -0-
    Foreign Currency Translation........................            (896)               (47)
                                                            ------------       ------------
                                                             (36,490,273)         2,966,018
                                                            ------------       ------------
Net Unrealized Depreciation During the Period...........     (39,456,291)        (8,832,338)
                                                            ------------       ------------
NET REALIZED AND UNREALIZED GAIN/LOSS...................    $(44,738,141)      $  1,405,666
                                                            ============       ============
NET INCREASE/DECREASE IN NET ASSETS FROM OPERATIONS.....    $(36,672,527)      $ 38,132,850
                                                            ============       ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

               For the Three Months Ended September 30, 1998 and
               the Years Ended June 30, 1998 and 1997 (Unaudited)
--------------------------------------------------------------------------------

                                           Three Months Ended     Year Ended       Year Ended
                                           September 30, 1998    June 30, 1998    June 30, 1997
-----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................        $ 8,065,614     $ 36,727,184     $ 34,529,017
Net Realized Gain/Loss....................         (5,281,850)      10,238,004        9,725,173
Net Unrealized Appreciation/Depreciation
  During the Period.......................        (39,456,291)      (8,832,338)       6,256,307
                                                  -----------     ------------     ------------
Change in Net Assets from Operations......        (36,672,527)      38,132,850       50,510,497
                                                  -----------     ------------     ------------
Distributions from Net Investment
  Income..................................         (8,065,614)     (36,588,695)     (34,529,017)
Distributions in Excess of Net Investment
  Income..................................           (983,010)             -0-         (412,288)
                                                  -----------     ------------     ------------
  Distributions from and in Excess of Net
    Investment Income*....................         (9,048,624)     (36,588,695)     (34,941,305)
Return of Capital Distribution*...........                -0-              -0-         (612,243)
                                                  -----------     ------------     ------------
  Total Distributions.....................         (9,048,624)     (36,588,695)     (35,553,548)
                                                  -----------     ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..............................        (45,721,151)       1,544,155       14,956,949
                                                  -----------      -----------      -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.................         30,377,248      141,976,974      151,222,275
Net Asset Value of Shares Issued Through
  Dividend Reinvestment...................          3,621,849       14,616,655       13,768,097
Cost of Shares Repurchased................        (36,806,461)    (145,829,346)    (130,375,583)
                                                  -----------      -----------      -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS............................         (2,807,364)      10,764,283       34,614,789
                                                  -----------      -----------      -----------
TOTAL INCREASE/DECREASE IN NET ASSETS.....        (48,528,515)      12,308,438       49,571,738
NET ASSETS:
Beginning of the Period...................        437,060,071      424,751,633      375,179,895
                                                  -----------      -----------      -----------
End of the Period (Including accumulated
  distributions in excess of net
  investment income of $2,668,387,
  $1,685,377, and $1,905,853,
  respectively)...........................       $388,531,556     $437,060,071     $424,751,633
                                                 ============     ============     ============

                                         Three Months Ended     Year Ended       Year Ended
   *Distributions by Class              September 30, 1998    June 30, 1998    June 30, 1997
--------------------------------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income:
  Class A Shares.....................   $ (5,993,251)         $(24,757,453)    $(24,888,535)
  Class B Shares.....................     (2,828,879)          (11,057,055)      (9,438,468)
  Class C Shares.....................       (226,494)             (774,187)        (614,302)
                                        ------------          ------------     ------------
                                        $ (9,048,624)         $(36,588,695)    $(34,941,305)
                                        ============          ============     ============
Return of Capital Distribution:
  Class A Shares....................    $        -0-          $        -0-     $   (430,710)
  Class B Shares....................             -0-                   -0-         (170,818)
  Class C Shares....................             -0-                   -0-          (10,715)
                                        ------------          ------------     ------------
                                        $        -0-          $         0-     $   (612,243)
                                        ============          ============     ============


                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                 Three Months                    Year Ended June 30
                                    Ended          -----------------------------------------------
Class A Shares                September 30, 1998    1998      1997      1996      1995      1994
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.................       $ 9.893        $ 9.854   $ 9.493   $ 9.398   $ 9.643   $10.380
                                    -------        -------   -------   -------   -------   -------
  Net Investment Income......          .188           .857      .857      .878      .844      .908
  Net Realized and Unrealized
    Gain/Loss................        (1.008)          .037      .384      .147     (.099)    (.595)
                                    -------        -------   -------   -------   -------   -------
Total from Investment
  Operations.................         (.820)          .894     1.241     1.025      .745      .313
                                    -------        -------   -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income...................          .210           .855      .865      .880      .815      .950
  Return of Capital
    Distribution.............           -0-            -0-      .015      .050      .175      .100
                                    -------        -------   -------   -------   -------   -------
Total Distributions..........          .210           .855      .880      .930      .990     1.050
                                    -------        -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period.....................       $ 8.863        $ 9.893   $ 9.854   $ 9.493   $ 9.398   $ 9.643
                                    =======        =======   =======   =======   =======   =======
Total Return* (a)............        (8.36%)**       9.36%    13.60%    11.26%     8.50%     2.92%
Net Assets at End of the
  Period (In millions).......       $ 252.0        $ 280.6   $ 288.0   $ 271.1   $ 253.3   $ 260.7
Ratio of Expenses to Average
  Net Assets *...............         1.17%          1.14%     1.17%     1.31%     1.31%     1.32%
Ratio of Net Investment
  Income to Average Net
  Assets *...................         7.87%          8.61%     8.83%     9.16%     9.13%     8.85%
Portfolio Turnover...........         34%**           154%      125%      102%      152%      203%
*If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets.................         1.27%          1.24%     1.26%     1.31%       N/A       N/A
Ratio of Net Investment
  Income to Average Net
  Assets.....................         7.77%          8.51%     8.73%     9.15%       N/A       N/A

** Non-Annualized

(a) Total return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                 Three Months
                                     Ended                   Year Ended June 30,
                                 September 30,   -------------------------------------------
         Class B Shares              1998         1998     1997     1996     1995     1994
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period....................    $9.890       $9.855   $9.497   $9.398   $9.638   $10.382
                                    ------       ------   ------   ------   ------   -------
  Net Investment Income.........      .169         .782     .777     .797     .788      .889
  Net Realized and Unrealized
    Gain/Loss...................    (1.007)        .036     .389     .160    (.115)    (.665)
                                    ------       ------   ------   ------   ------   -------
Total from Investment
  Operations....................     (.838)        .818    1.166     .957     .673      .224
                                    ------       ------   ------   ------   ------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income......................      .192         .783     .794     .812     .751      .877
  Return of Capital
    Distribution................       -0-          -0-     .014     .046     .162      .091
                                    ------       ------   ------   ------   ------   -------
Total Distributions.............      .192         .783     .808     .858     .913      .968
                                    ------       ------   ------   ------   ------   -------
Net Asset Value, End of the
  Period........................    $8.860       $9.890   $9.855   $9.497   $9.398   $ 9.638
                                    ======       ======   ======   ======   ======   =======
Total Return* (a)...............    (8.54%)**     9.28%   12.64%   10.55%    7.61%     2.11%
Net Assets at End of the Period
  (In millions).................    $126.4       $145.0   $128.7    $97.1    $55.9     $33.2
Ratio of Expenses to Average Net
  Assets*.......................     1.93%        1.91%    1.93%    2.07%    2.04%     2.13%
Ratio of Net Investment Income
  to Average Net Assets*........     7.10%        7.84%    8.03%    8.39%    8.35%     7.94%
Portfolio Turnover..............       34%**       154%     125%     102%     152%      203%
*If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets........................     2.03%        2.01%    2.02%    2.07%      N/A       N/A
Ratio of Net Investment Income
  to Average Net Assets.........     7.00%        7.74%    7.94%    8.38%      N/A       N/A

**  Non-Annualized
(a) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                          August 13, 1993
                                    Three Months             Year Ended June 30,          (Commencement of
                                       Ended          ---------------------------------   Distribution) to
        Class C Shares           September 30, 1998    1998     1997     1996     1995    June 30, 1994(a)
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period.......................        $ 9.884        $9.851   $9.495   $9.396   $9.643       $10.340
                                       -------        ------   ------   ------   ------       -------
  Net Investment Income........           .168          .780     .780     .828     .745          .761
  Net Realized and Unrealized
    Gain/Loss..................         (1.007)         .036     .384     .129    (.079)        (.605)
                                       -------        ------   ------   ------   ------       -------
Total from Investment
  Operations...................          (.839)         .816    1.164     .957     .666          .156
                                       -------        ------   ------   ------   ------       -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................           .192          .783     .794     .812     .751          .763
  Return of Capital
    Distribution...............            -0-           -0-     .014     .046     .162          .090
                                       -------        ------   ------   ------   ------       -------
Total Distributions............           .192          .783     .808     .858     .913          .853
                                       -------        ------   ------   ------   ------       -------
Net Asset Value, End of
  Period.......................        $ 8.853        $9.884   $9.851   $9.495   $9.396       $ 9.643
                                       =======        ======   ======   ======   ======       =======
Total Return* (b)..............         (8.55%)**      8.47%   12.65%   10.55%    7.61%         1.37%**
Net Assets at End of Period
  (In millions)................          $10.1         $11.5     $8.1     $7.0     $2.0          $2.2
Ratio of Expenses to Average
  Net Assets*..................          1.93%         1.91%    1.93%    2.06%    2.12%         2.14%
Ratio of Net Investment Income
  to Average Net Assets*.......          7.08%         7.83%    8.08%    8.38%    8.13%         7.91%
Portfolio Turnover.............            34%**        154%     125%     102%     152%          203%**
*If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................          2.03%         2.01%    2.03%    2.07%      N/A           N/A
Ratio of Net Investment Income
  to Average Net Assets........          6.98%         7.73%    7.99%    8.38%      N/A           N/A

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Yield Fund (the "Fund"), is organized as a series of Van Kampen Trust, a Delaware business trust (the "Trust"), and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to provide a high level of current income through investment in medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and corporate debt securities of comparable quality. The Fund commenced investment operations on June 27, 1986. The Fund commenced distribution of its Class B and C shares on May 17, 1993 and August 13, 1993, respectively. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from June 30 to March 31. As a result, this financial report reflects the three month period commencing on July 1, 1998, and ending on September 30, 1998.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At September 30, 1998, there were no when issued or delayed delivery purchase commitments.

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Bond discount is amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $85,906,541, which will expire between June 30, 1999 and June 30, 2004. Of this amount, $39,385,731 will expire on June 30, 1999. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of wash sales, currency gains, and mark to market on futures contracts at June 30, 1998.

    At September 30, 1998, for federal income tax purposes, the cost of long- and short-term investments is $417,931,697; the aggregate gross unrealized appreciation is $3,674,020 and the aggregate gross unrealized depreciation is $39,445,039, resulting in net unrealized depreciation of $35,771,019.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

purposes includes gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes. In January, 1999, the Fund will provide tax information to shareholders for the 1998 calendar year.

    Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1998 fiscal year have been identified and appropriately reclassified. For the year ended June 30, 1998, permanent book and tax basis differences relating to the recognition of net realized gains on foreign currency transactions of $81,987 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

F. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

G. BANK LOAN PARTICIPATIONS--The Fund invests in participation interests of loans to foreign entities. When the Fund purchases a participation of a foreign loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes credit risk for the borrower, selling participant or other persons positioned between the Fund and the borrower.

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                 AVERAGE NET ASSETS                        % PER ANNUM
--------------------------------------------------------------------------
First $500 million..................................             .75 of 1%
Over $500 million...................................             .65 of 1%

    For the three months ended September 30, 1998 and the year ended June 30, 1998, the Adviser waived a portion of its advisory fee. This waiver is voluntary and may be discontinued at any time.

    For the three months ended September 30, 1998 and the year ended June 30, 1998, the Fund recognized expenses of approximately $3,500 and $15,900, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the three months ended September 30, 1998 and the year ended June 30, 1998, the Fund recognized expenses of approximately $11,600 and $55,000, respectively, representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the three months ended September 30, 1998 and the year ended June 30, 1998, the Fund recognized expenses of approximately $118,800 and $458,900, respectively. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Additionally, for the year ended June 30, 1998, the Fund reimbursed Van Kampen approximately $19,600 related to the direct cost of consolidating the Van Kampen open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies resulting from the consolidation.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At September 30, 1998, capital aggregated $370,348,559, $137,580,291 and $11,157,374 for Class A, B and C
shares, respectively. For the three months ended September 30, 1998, transactions were as follows:

                                                     SHARES           VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................     1,731,165    $ 16,634,625
  Class B....................................     1,308,884      12,685,716
  Class C....................................       110,608       1,056,907
                                                 ----------    ------------
Total Sales..................................     3,150,657    $ 30,377,248
                                                 ==========    ============
Dividend Reinvestment:
  Class A....................................       262,056    $  2,422,230
  Class B....................................       116,736       1,079,776
  Class C....................................        12,977         119,843
                                                 ----------    ------------
Total Dividend Reinvestment..................       391,769    $  3,621,849
                                                 ==========    ============
Repurchases:
  Class A....................................    (1,920,153)   $(18,275,199)
  Class B....................................    (1,821,702)    (17,218,658)
  Class C....................................      (142,713)     (1,312,604)
                                                 ----------    ------------
Total Repurchases............................    (3,884,568)   $(36,806,461)
                                                 ==========    ============

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1998, capital aggregated $369,566,903, $141,033,457 and
$11,293,228 for Class A, B and C shares, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                    SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................      8,945,784    $  89,317,500
  Class B..................................      4,588,921       45,799,499
  Class C..................................        687,284        6,859,975
                                                ----------    -------------
Total Sales................................     14,221,989    $ 141,976,974
                                                ----------    -------------
Dividend Reinvestment:
  Class A..................................        997,599    $   9,948,016
  Class B..................................        427,244        4,261,071
  Class C..................................         40,893          407,568
                                                ----------    -------------
Total Dividend Reinvestment................      1,465,736    $  14,616,655
                                                ==========    =============
Repurchases:
  Class A..................................    (10,812,030)   $(107,994,896)
  Class B..................................     (3,408,945)     (33,992,220)
  Class C..................................       (385,647)      (3,842,230)
                                                ----------    -------------
Total Repurchases..........................    (14,606,622)   $(145,829,346)
                                               ===========    =============

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $378,296,283, $124,965,107 and
$7,867,915 for Class A, B and C shares, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                    SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................      9,665,241    $  93,909,024
  Class B..................................      5,509,891       53,363,176
  Class C..................................        406,766        3,950,075
                                               -----------    -------------
Total Sales................................     15,581,898    $ 151,222,275
                                               ===========    =============
Dividend Reinvestment:
  Class A..................................      1,014,981    $   9,862,811
  Class B..................................        369,698        3,593,610
  Class C..................................         32,085          311,676
                                               -----------    -------------
Total Dividend Reinvestment................      1,416,764    $  13,768,097
                                               ===========    =============
Repurchases:
  Class A..................................    (10,008,711)   $ (97,324,996)
  Class B..................................     (3,049,089)     (29,617,644)
  Class C..................................       (353,416)      (3,432,943)
                                               -----------    -------------
Total Repurchases..........................    (13,411,216)   $(130,375,583)
                                               ===========    =============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                      CONTINGENT DEFERRED
                                                         SALES CHARGE
               YEAR OF REDEMPTION                   CLASS B         CLASS C
---------------------------------------------------------------------------
First............................................     4.00%           1.00%
Second...........................................     3.75%            None
Third............................................     3.50%            None
Fourth...........................................     2.50%            None
Fifth............................................     1.50%            None
Sixth............................................     1.00%            None
Seventh and Thereafter...........................      None            None

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    For the three months ended September 30, 1998 and the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $21,500 and $78,100, respectively, and CDSC on redeemed shares of approximately $101,400 and $342,100, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the three months ended September 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $131,881,206 and $134,549,142, respectively. For the year ended June 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $657,401,849 and $607,133,236, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in options for the year ended June 30, 1998 and the three months ended September 30, 1998, were as follows:

                                                  CONTRACTS    PREMIUM
-----------------------------------------------------------------------
Outstanding at June 30, 1997....................       0      $       0
Options Written and Purchased (Net).............     700       (179,977)
Options Terminated in Closing Transactions
  (Net).........................................    (200)        60,976
Options Expired (Net)...........................    (200)       117,226
                                                    ----      ---------
Outstanding at June 30, 1998....................     300         (1,775)
Options Written and Purchased (Net).............     800        (27,495)
Options Terminated in Closing Transactions
  (Net).........................................    (600)        (7,075)
Options Expired (Net)...........................    (350)        23,895
                                                    ----      ---------
Outstanding at September 30, 1998...............     150      $ (12,450)
                                                    ====      =========

    The related futures contracts of the outstanding option transactions as of September 30, 1998, and the descriptions and market values are as follows:

                                                                  MARKET
                                           EXPIRATION MONTH/     VALUE OF
                              CONTRACTS      EXERCISE PRICE      OPTIONS
-------------------------------------------------------------------------
Euro Dollar Options
Dec 1998--Purchased Put.....        150                Dec/94      $937
                                    ===                            ====

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended June 30, 1998 and the three months ended September 30, 1998, were as follows:

                                                         CONTRACTS
------------------------------------------------------------------
Outstanding at June 30, 1997.........................        -0-
Futures Opened.......................................      1,675
Futures Closed.......................................     (1,575)
                                                          ------
Outstanding at June 30, 1998.........................        100
Futures Opened.......................................        812
Futures Closed.......................................       (706)
                                                          ------
Outstanding at September 30, 1998....................        206
                                                          ======

    The futures contracts outstanding as of September 30, 1998, and the descriptions and unrealized depreciation are as follows:

                                                            UNREALIZED
                                               CONTRACTS   DEPRECIATION
-----------------------------------------------------------------------
LONG CONTRACTS:
U.S. Treasury Bond Future Dec 1998
  (Current notional value $131,469 per
  contract)..................................     150        $413,672
U.S. Treasury Bond Future Dec 1998
  (Current notional value $131,469 per
  contract)..................................      25          63,281
U.S. Treasury Bond Future Dec 1998
  (Current notional value $131,469 per
  contract)..................................      25          52,344
Japanese Yen Bond Future Dec 1998
  (Current notional value $1,016,507 per
  contract)..................................       6         163,335
                                                  ---        --------
                                                  206        $692,632
                                                  ===        ========

C. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

    At September 30, 1998, the Fund has outstanding forward currency contracts as follows:

                                               CURRENT      UNREALIZED
                                                VALUE      DEPRECIATION
-----------------------------------------------------------------------
LONG CONTRACTS:
South African Rand
  6,564,500 expiring 10/02/98...............  $1,115,951     $ 46,727

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

D. SWAP TRANSACTIONS--These securities, which are identified in the portfolio of investments, represent an agreement between two parties to exchange a series of cash flows based upon various indices at specified intervals.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the three months ended September 30, 1998 and the year ended June 30, 1998, are payments retained by Van Kampen of approximately $169,000 and $1,017,300, respectively.

7. YEAR 2000 COMPLIANCE

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     U.S. Real Estate
     Utility
     Value
International/Global
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income
Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our web site at
  WWW.VANKAMPEN.COM -- to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

                           VAN KAMPEN HIGH YIELD FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer
  and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.

P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After March 31, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                           VAN KAMPEN HIGH YIELD FUND

THIS PAGE INTENTIONALLY LEFT BLANK

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Glossary of Terms................................  5
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 12
Statement of Operations.......................... 13
Statement of Changes in Net Assets............... 14
Financial Highlights............................. 15
Notes to Financial Statements.................... 18

STGI  SAR 11/98

                             LETTER TO SHAREHOLDERS

October 22, 1998

Dear Shareholder,
    These continue to be dramatic and
highly unusual times for global
financial markets. Despite a severe
crisis of confidence in many emerging
economies, the United States has been
relatively unscathed by the turmoil.
However, volatility increased in the
U.S. equity market as the Asian
crisis spread to Russia and Latin
America during the period.
Fixed-income investors were not entirely unaffected, as volatility forced yield spreads to widen between Treasuries and high-yield securities, corporate bonds, and mortgage-backed securities.
    We expect that volatility will remain high until the situation overseas stabilizes. In this environment, it is important to stay focused on long-term investment goals and to view daily fluctuations as relatively minor in the larger picture. As we explain elsewhere in this letter, the U.S. economy remains among the healthiest in the world, and Federal Reserve policymakers have demonstrated an ability to make prudent decisions with regard to monetary policy. These factors bode well for investors during the months ahead.

ECONOMIC OVERVIEW
    The global economic crisis spread from Asia to Russia and finally to Latin America during the summer months as roughly 40 percent of the world economy was estimated to be either in recession or at risk of a severe slowdown.
    At the root of the problem was the continuing inability of the Japanese government to resolve its nearly decade-long banking crisis. The resulting recession in Japan kept the economies of its Asian neighbors in the doldrums, leading to slack demand for commodities. Falling energy prices, in turn, caused the Russian government to default on short-term debt and devalue the ruble. Concerns that Russia would flood the world with cheap energy to raise hard-currency reserves caused investors to bail out of Latin America, fearing that the commodity-driven economies in the region would be affected as well. Capital flight from nearly all emerging markets drove up interest rates on lower-rated bonds to levels that effectively blocked governments and corporations in developing economies from the global credit market.
    Psychological factors played a role in the deceleration of U.S. economic growth during the reporting period. In a recent speech, Federal Reserve Chairman Alan Greenspan noted that Americans suddenly have acquired a strong aversion to risk that had been notably absent in recent years. This risk-averse attitude manifested itself in slower retail sales growth and a mild drop in housing activity. Also, the clear preference among investors for safety and liquidity caused interest rates on lower-quality debt to balloon, leading to fears

                                                            Continued on page  2

[PHOTO]

                     DENNIS J. MCDONNELL AND DON G. POWELL
of a credit crunch for U.S. businesses. Such concerns were at least partially responsible for the Fed's decision to cut short-term interest rates by 0.25 percent on September 29 and again on October 15.
    Despite the slowdown, we believe that the American economy remains fundamentally sound. Inflation at the consumer level increased by just 1.4 percent during the 12 months through September, while wholesale prices actually fell during the same period.

MARKET OVERVIEW
    The financial crisis in Russia and Latin America helped unleash a furious flight to quality in global fixed-income markets. As the reporting period ended, the yield on long-term U.S. Treasury bonds had fallen below 5 percent for the first time since 1977. Total returns in the domestic bond market were uneven, however, as investors displayed a preference for quality amid the raging global economic storm. During the three months through September, long-term Treasury bonds gained 8.44 percent, compared to 2.37 percent for long-term corporate bonds and -3.71 percent for high-yield debt. The varying performance reflects a deep change in investor psychology, with sentiment shifting from confidence to extreme risk aversion during recent months.
    The heightened demand for safety drove yield differentials between bonds of different credit quality but similar maturities to levels not seen since the 1990-1991 recession. Credit spreads between 10-year Treasury bonds and domestic high-yield securities, for example, grew to almost 6 percent. While a gradual widening of credit spreads is normal during the later stages of a business cycle, the dramatic nature of the expansion was primarily the result of the heavy buying of Treasury securities by foreign investors seeking shelter from the sharp sell-offs in world equity markets.
    The flight to quality was also evident overseas. The JP Morgan Global Government Bond Index gained 5.17 percent in local currency terms, led by the
8.04 percent return in the United Kingdom. Meanwhile, the JP Morgan Emerging Market Bond Index Composite fell 21.23 percent during the quarter, as investors liquidated bonds from developing economies in favor of high-quality government bonds from developed nations.

OUTLOOK
    Two factors are likely to drive global bond prices in coming months. First, we believe that yield curves will steepen as central banks around the world add liquidity by lowering interest rates. As a result, we expect short-term interest rates to fall while long-term yields stabilize or rise modestly. Second, we believe that high-yield bonds will outperform other fixed-income investments, as investors perceive greater relative value in this sector after the extraordinary rally in government bonds during the third quarter.
    The environment for global interest rates remains benign. Economic activity in the United States is decelerating and growth forecasts for Europe are being reduced. With price pressures already under control, we expect that global inflation will remain modest for the foreseeable future.

                                                            Continued on page  3

    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG.]

Don G. Powell

Chairman

Van Kampen Investment Advisory Corp.

[SIG.]

Dennis J. McDonnell

President

Van Kampen Investment Advisory Corp.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1998

                    VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND

                                         A SHARES   B SHARES   C SHARES

 TOTAL RETURNS

Three-month total return based on
  NAV(1)...............................   (3.27%)    (3.46%)     (3.46%)
One-year total return(2)...............   (5.48%)    (5.77%)     (3.93%)
Five-year average annual total
  return(2)............................    1.29%      1.19%       1.19%
Life-of-Fund average annual total
  return(2)............................    3.36%      2.74%       1.01%
Commencement date......................  09/28/90   07/22/91   08/13/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3)...................    6.13%      5.52%       5.52%
SEC Yield(4)...........................    7.19%      6.67%       6.67%

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1998.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The Fund's net asset value will fluctuate as a result of changes in foreign exchange rates and fluctuations in market interest rates. Foreign investments involve the risks of future foreign political and economic developments and securities of many foreign companies are less liquid and their prices more volatile than domestic companies.

Market forecasts provided in this report may not necessarily come to pass.

On July 31, 1998, the Fund's Board of Trustees voted to change the Fund's fiscal year end from June 30 to March 31. As a result, this semi-annual report reflects the 3-month period commencing on July 1, 1998 and ending on September 30, 1998.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

BOND: A debt security issued by a government or corporation pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

EMERGING MARKETS: The financial markets of developing economies. Many Latin
    American and Asian countries are considered emerging markets.

EUROPEAN MONETARY UNION (EMU): A group of European countries creating one currency for the entire region.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

                          PORTFOLIO MANAGEMENT REVIEW

                    VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND

We recently spoke with the management team of the Van Kampen Short-Term Global Income Fund about the key events and economic forces that shaped the markets during the past three months. The team is led by Thomas J. Slefinger, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.

    The Fund's fiscal year end was recently changed from June 30 to March 31. Going forward, your semiannual reports will be dated September 30, and your annual reports will be dated March 31. The following interview discusses the Fund's performance during the three-month period since your last report, from June 30, 1998, to September 30, 1998.


   Q HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT IN WHICH THE FUND HAS OPERATED DURING THE PAST THREE MONTHS?

   A Overall, this continues to be a difficult, volatile year, especially for investments exposed to credit risk. Many markets began slipping in late July based on fears caused by the turmoil in Japan and Russia. The Russian worries spread to the emerging markets and led to a move by investors toward high-quality investments.
    Throughout the world there is an evident lack of leadership. Japan can't get its economy on track, Germany's new government lacks the political wherewithal to implement change or provide leadership, and the United States is a political question mark as an impeachment inquiry begins. In addition, Russia needs to stop changing leaders and settle on a government, and Brazil is facing elections in October that could determine the financial fate of Latin America.


   Q DO YOU THINK THE INTERNATIONAL MONEY FUND (IMF) OR THE FEDERAL RESERVE BOARD IS CAPABLE OF PROVIDING THIS LEADERSHIP?

   A We believe the IMF has caused more damage than good and, based on its handling of the Russian bailout package, has increased the uncertainty and volatility in the global markets. The Fed, however, is capable of providing some help--the 25-basis point reduction in interest rates at the end of September was a good first step. (Editor's Note: After the reporting period ended, the Fed reduced interest rates again by 0.25 percent.) It sends a message that the Fed can provide liquidity to the global financial system.
    We expect the Fed to continue to reduce interest rates. Although we believe this could lead to a weaker dollar and higher inflation, it should create stability for capital to begin to flow back out of the United States and into other countries. Coupled with the IMF fiscal bailout packages in select countries around the world, we believe the reduction in U.S. interest rates should help the financial system.


   Q WHAT STRATEGY DID YOU EMPLOY TO MANAGE THE FUND IN THIS INVESTMENT ENVIRONMENT?

   A We did not change the Fund's overall profile--in credit quality, structure, or allocations--during the period. The average bond quality in the Fund remains high

(single A), and we currently maintain a short duration of approximately 1.70 years, which is slightly lower than the J.P. Morgan Short-Term Global Index duration of 2.03 years. Duration is a measure of a bond's sensitivity to interest rates and a short duration can be used to help reduce the Fund's volatility.
    In essence, we have maintained a cautious approach, waiting for the markets to stabilize. As a percentage of total investments, we had a nearly 36 percent exposure to foreign investment grade bonds and an approximately 22 percent exposure to foreign non-investment grade bonds as of the end of the reporting period. For additional Fund portfolio highlights, please refer to page 9.


   Q  HOW DID THE FUND PERFORM DURING THE THREE-MONTH REPORTING PERIOD?

   A The extreme volatility hurt the Fund's performance. The Fund's total return for the three-month reporting period was -3.27 percent(1) (Class A shares at net asset value). The Fund's total return for the 12 months ended September 30, 1998, was -2.25 percent (Class A shares at net asset value). By comparison, the J.P. Morgan Short-Term Global Index, a broad-based index tracks the major bond markets of the world with maturities of three years or less, produced a total return of 6.13 percent for the three-month period. This index does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities or investments they represent.
    The Fund's Class A share distribution rate as of September 30, 1998 was 6.13 percent(3) (based on a monthly dividend of $0.037 per share and a maximum public offering price of $7.24 per share). Please refer to the chart on page 4 for additional Fund performance results.


   Q  HOW DID THE FUND'S ALLOCATION TO THE EMERGING MARKETS AFFECT ITS
      PERFORMANCE?

   A The Fund's allocation to the emerging markets hurt the Fund during the period. We began to invest in the emerging markets in early 1998 because we wanted to maintain a higher current cash flow for our dividend. At that time, we felt these markets had weakened compared to high-quality, investment-grade government bonds. Unfortunately, we were premature in our view as volatility remained very high in these lower-grade, fixed-income markets during the period.

   Q WHY HAVEN'T YOU CHANGED THE FUND'S POSITIONING AND WHAT IS YOUR OUTLOOK FOR THE FUND?

   A Going into the quarter we felt comfortable with our strategy because we had positioned the Fund to take advantage of what we believed would be a shift toward emerging markets. And, the reason we have maintained our profile--in credit quality, structure, and allocations--is because that belief has not changed. We continue to expect that once the dust settles in these high-risk markets, investors will return to them in search of higher yields.
    If the Fed continues to reduce interest rates, this should provide liquidity and stability to the global financial system as capital should begin to flow out of the United States.

Should this happen, we believe that our allocation to the emerging markets will help the performance of the Fund.
    We feel confident that in the long term this position and the overall portfolio strategy will be successful. In the short term, however, we expect the volatility to continue until the markets stabilize. But from a long-term perspective, we think this Fund, makes sense for investors who want global diversification in their portfolio.

  Thomas J. Slefinger

Thomas J. Slefinger

Portfolio Manager

[SIG.]

Peter W. Hegel

Chief Investment Officer

Fixed Income Investments

                                                  Please see footnotes on page 4

                              PORTFOLIO HIGHLIGHTS

                    VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND
 PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL INVESTMENTS

                                    TOP TEN HOLDINGS       PERCENTAGE OF
                                         AS OF           THESE INVESTMENTS
                                   SEPTEMBER 30, 1998     THREE MONTHS AGO
Repurchase Agreement ..........    21.4% ............          16.1%
RAST 1998-A4 ..................    13.3% ............          11.7%
Korea Development Bank ........     7.8% ............           7.5%
United Kingdom Treasury .......     7.7% ............           6.5%
New Zealand Government ........     4.4% ............           3.9%
Petro Mexicanos ...............     4.4% ............           N/A
Poland PDI Bond ...............     4.4% ............           4.1%
Empresa Electrica Del Notre ...     3.7% ............           3.9%
Union Bank of Norway ..........     3.6% ............           3.2%
GMAC ..........................     3.5% ............           3.0%

N/A = Not Applicable
 ASSET ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS

SEPTEMBER PIE CHART

                                                                                     Foreign
     Measurement        Foreign                        U.S.             Domestic       Non-
       Period          Investment               Government/Mortgage-   Investment   Investment
    (Fiscal Year         Grade      Repurchase        Backed             Grade        Grade      Preferred
      Covered)           Bonds      Agreement       Securities           Bonds        Bonds       Stocks
9/30/98                   35.7%        21.4%            15.6%             4.2%         22.4%       0.7%

DECEMBER PIE CHART

                                                                                   Foreign
     Measurement        Foreign                       U.S.                           Non-
       Period          Investment              Government/Mortgage    Domestic    Investment
    (Fiscal Year         Grade                       Backed          Investment     Grade      Preferred   Foreign
      Covered)           Bonds       Other         Securities          Bonds        Bonds        Stock     Currency
6/30/98                   42.7%      16.1%            13.8%             8.4%         18.3%      0.6%        0.1%

                            PORTFOLIO OF INVESTMENTS

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency                                                                Maturity     U.S. $
 (000)                        Description                     Coupon      Date    Market Value
----------------------------------------------------------------------------------------------
           CORPORATE BONDS  34.5%
           ELECTRONICS  1.4%
  1,000    CIA Transporte Energia, 144A -- US$ (a)..........   8.625%   04/01/03  $   800,000
                                                                                  -----------
           ENERGY  6.5%
  3,000    Petro Mexicanos, 144A -- US$ (a).................  11.157    07/15/05    2,580,000
  1,850    Petoliam Nasional Berhad, 144A -- US$ (a)(b).....   6.875    07/01/03    1,239,500
                                                                                  -----------
                                                                                    3,819,500
                                                                                  -----------
           FINANCE  20.6%
  1,000    Exp-Imp Bank Korea -- US$........................   6.500    05/15/00      897,610
  1,200    GMAC -- GBP......................................   7.504    09/25/02    2,025,838
  1,000    Korea Development Bank -- US$....................   7.900    02/01/02      870,000
  3,990    Korea Development Bank -- US$ (b)................   6.250    05/01/00    3,649,853
  1,000    NBG Finance PLC -- US$...........................       *    06/24/07      971,250
  2,500    Nordic Investment Bank -- NZ$....................   6.750    09/16/99    1,262,885
    500    SB Treasury Co. LLC, 144A -- US$ (a)(b)..........   9.400    12/29/49      420,746
  2,000    Union Bank of Norway, 144A -- US$ (a)............   9.100    10/25/00    2,102,500
                                                                                  -----------
                                                                                   12,200,682
                                                                                  -----------
           UTILITIES  6.0%
  3,000    Empresa Electrica Del Notre, 144A -- US$ (a).....   7.750    03/15/06    2,156,310
    500    Korea Electric Power Co., 144A -- US$ (a)........  10.000    04/01/01      459,250
  1,000    Telecom Brazil -- US$............................  11.250    12/09/99      955,000
                                                                                  -----------
                                                                                    3,570,560
                                                                                  -----------
           Total Corporate Bonds................................................   20,390,742
                                                                                  -----------
           FOREIGN GOVERNMENT AND AGENCY SECURITIES  26.9%
           COLOMBIA  2.7%
  1,000    Republic of Colombia -- US$......................   8.000    06/14/01      890,000
  1,000    Republic of Colombia -- US$......................   8.660    10/17/16      700,000
                                                                                  -----------
                                                                                    1,590,000
                                                                                  -----------
           GREECE  1.8%
320,000    Hellenic Republic -- GRD.........................   9.800    03/21/00    1,073,632
                                                                                  -----------
           NEW ZEALAND  6.3%
  3,900    International Bank for Recon & Dev -- NZ$........       *    08/20/07    1,126,865
  4,500    New Zealand Government -- NZ$....................   8.000    11/15/06    2,581,949
                                                                                  -----------
                                                                                    3,708,814
                                                                                  -----------
           PANAMA  2.3%
  1,500    Republic of Panama, 144A -- US$ (a)(b)...........   7.875    02/13/02    1,350,000
                                                                                  -----------
           POLAND  4.3%
  3,000    Poland PDI Bond -- US$...........................   4.000    10/27/14    2,565,000
                                                                                  -----------
           RUSSIA  0.3%
  2,500    Russia Principal Loan -- Vnesh...................       *    12/15/20      165,625
                                                                                  -----------

                                               See Notes to Financial Statements

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency                                                                Maturity     U.S. $
 (000)                        Description                     Coupon      Date    Market Value
----------------------------------------------------------------------------------------------
           SOUTH AFRICA  1.6%
  1,000    Republic of South Africa -- US$..................   9.625%   12/15/99  $   940,000
                                                                                  -----------
           UNITED KINGDOM  7.6%
  2,500    United Kingdom Treasury -- GBP...................   7.000    06/07/02    4,492,044
                                                                                  -----------
           Total Foreign Government and Agency Securities.......................   15,885,115
                                                                                  -----------
           US GOVERNMENT AND AGENCY OBLIGATIONS  2.3%
  2,600    FNMA -- NZ$......................................   7.250    06/20/02    1,343,107
                                                                                  -----------
           MORTGAGE BACKED OBLIGATIONS  13.1%
  7,650    RAST 1998-A4 -- US$..............................   6.750    05/25/28    7,726,500
                                                                                  -----------
           PREFERRED STOCK  0.6%
               Avalon Bay Communities, Inc. -- US$ (6,000 preferred shares).....      151,875
               First Industrial Realty Trust -- US$ (10,000 preferred shares)...      235,000
                                                                                  -----------
           Total Preferred Stock................................................      386,875
                                                                                  -----------
  REPURCHASE AGREEMENT  21.0%
  State Street Bank and Trust ($12,447,000 par, collateralized by $9,435,000 par of U.S. Treasury Bonds, 7.625% coupon, due 11/15/22, dated 9/30/98, to be sold
  on 10/01/98 at $12,448,884)...................................................   12,447,000
                                                                                  -----------
TOTAL INVESTMENTS  98.4%
  (Cost $62,203,440)............................................................   58,179,339
OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%.....................................      926,336
                                                                                  -----------

NET ASSETS  100.0%..............................................................  $59,105,675
                                                                                  ===========

 *Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Assets segregated as collateral for open futures and forward currency contracts.

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY

     The following table summarizes the portfolio composition at September 30, 1998, based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

        Repurchase Agreement.......   21.4%
        AAA........................   31.8
        A..........................    7.5
        BBB........................   16.9
        BB.........................   16.1
        NR.........................    6.3
                                     -----
                                     100.0%
                                     =====

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments, including repurchase agreement of
  $12,447,000 (Cost $62,203,440)............................  $ 58,179,339
Cash........................................................        41,854
Receivables:
  Investments Sold..........................................       948,342
  Interest..................................................       908,731
  Fund Shares Sold..........................................        53,640
Other.......................................................           412
                                                              ------------
      Total Assets..........................................    60,132,318
                                                              ------------
LIABILITIES:
Payables:
  Forward Currency Contracts................................       371,462
  Income Distributions......................................       166,373
  Distributor and Affiliates................................       105,036
  Variation Margin on Futures...............................        38,943
  Fund Shares Repurchased...................................        37,256
  Investment Advisory Fee...................................        26,858
Accrued Expenses............................................       153,389
Trustees' Deferred Compensation and Retirement Plans........       127,326
                                                              ------------
      Total Liabilities.....................................     1,026,643
                                                              ------------
NET ASSETS..................................................  $ 59,105,675
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $129,822,354
Accumulated Distributions in Excess of Net Investment
  Income....................................................    (1,968,293)
Net Unrealized Depreciation.................................    (4,603,598)
Accumulated Net Realized Loss...............................   (64,144,788)
                                                              ------------
NET ASSETS..................................................  $ 59,105,675
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $50,645,061 and 7,232,021 shares of
    beneficial interest issued and outstanding).............  $       7.00
    Maximum sales charge (3.25%* of offering price).........           .24
                                                              ------------
    Maximum offering price to public........................  $       7.24
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $8,112,545 and 1,158,595 shares of
    beneficial interest issued and outstanding).............  $       7.00
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $348,069 and 49,698 shares of beneficial
    interest issued and outstanding)........................  $       7.00
                                                              ============

*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                 For the Three Months Ended September 30, 1998
                  and the Year Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                         Three Months Ended     Year Ended
                                                         September 30, 1998    June 30, 1998
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $2,676 and
  $13,886, respectively, for the three months ended
  9/30/98 and the year ended 6/30/98)...................    $ 1,213,443         $ 5,294,057
Dividends...............................................          8,829              14,298
                                                            -----------         -----------
    Total Income........................................      1,222,272           5,308,355
                                                            -----------         -----------
EXPENSES:
Investment Advisory Fee.................................         86,636             434,761
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B and C of $29,647, $38,111 and $822,
  respectively for the three months ended 9/30/98 and
  $102,020, $379,656 and $2,737, respectively, for the
  year ended 6/30/98)...................................         68,580             484,413
Shareholder Services....................................         41,981             196,607
Audit...................................................         16,100              63,825
Trustees' Fees and Expenses.............................         10,931              28,422
Custody.................................................         10,081              51,999
Legal...................................................          6,900              12,375
Other...................................................         31,710             135,733
                                                            -----------         -----------
    Total Expenses......................................        272,919           1,408,135
    Less Expenses Reimbursed ($0 and $14,546,
      respectively, for the three months ended 9/30/98
      and the year ended 6/30/98).......................            -0-              14,546
                                                            -----------         -----------
    Net Expenses........................................        272,919           1,393,589
                                                            -----------         -----------
NET INVESTMENT INCOME...................................    $   949,353         $ 3,914,766
                                                            ===========         ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...........................................    $  (258,499)        $   863,170
  Options...............................................            -0-              18,292
  Futures...............................................       (422,533)           (119,252)
  Forwards..............................................       (114,553)          3,165,132
  Foreign Currency Transactions.........................         (6,639)         (4,194,518)
                                                            -----------         -----------
Net Realized Loss.......................................       (802,224)           (267,176)
                                                            -----------         -----------
Net Unrealized Appreciation/Depreciation:
  Beginning of the Period...............................     (2,416,979)         (1,420,976)
                                                            -----------         -----------
  End of the Period:
    Investments.........................................     (4,024,101)         (1,465,165)
    Forwards............................................       (364,416)           (939,286)
    Futures.............................................       (218,847)            (12,353)
    Foreign Currency Translation........................          3,766                (175)
                                                            -----------         -----------
                                                             (4,603,598)         (2,416,979)
                                                            -----------         -----------
Net Unrealized Depreciation During the Period...........     (2,186,619)           (996,003)
                                                            -----------         -----------
NET REALIZED AND UNREALIZED LOSS........................    $(2,988,843)        $(1,263,179)
                                                            ===========         ===========
NET INCREASE/DECREASE IN NET ASSETS FROM OPERATIONS.....    $(2,039,490)        $ 2,651,587
                                                            ===========         ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

             For the Three Months Ended September 30, 1998 and the
                 Years Ended June 30, 1998 and 1997 (Unaudited)
--------------------------------------------------------------------------------

                                            Three Months Ended    Year Ended      Year Ended
                                            September 30, 1998   June 30, 1998   June 30, 1997
----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................    $   949,353   $ 3,914,766   $   5,420,224
Net Realized Gain/Loss....................       (802,224)     (267,176)      1,725,990
Net Unrealized Depreciation During the
  Period..................................     (2,186,619)     (996,003)     (1,136,411)
                                              -----------   -----------   -------------
Change in Net Assets from Operations......     (2,039,490)    2,651,587       6,009,803
                                              -----------   -----------   -------------
Distributions from Net Investment
  Income..................................       (931,799)   (3,914,766)     (5,420,224)
Distributions in Excess of Net Investment
  Income..................................            -0-      (331,088)     (1,573,147)
                                              -----------   -----------   -------------
Distributions from and in Excess of Net
  Investment Income*......................       (931,799)   (4,245,854)     (6,993,371)
Return of Capital Distribution*...........            -0-      (290,326)        (91,680)
                                              -----------   -----------   -------------
Total Distributions.......................       (931,799)   (4,536,180)     (7,085,051)
                                              -----------   -----------   -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..............................     (2,971,289)   (1,884,593)     (1,075,248)
                                              -----------   -----------   -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.................     10,038,325    19,032,931       3,720,807
Net Asset Value of Shares Issued Through
  Dividend Reinvestment...................        479,789     2,772,850       4,048,955
Cost of Shares Repurchased................    (14,051,161)  (46,043,368)    (46,302,530)
                                              -----------  ------------   -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS............................     (3,533,047)  (24,237,587)    (38,532,768)
                                              -----------  -------------   -------------
TOTAL DECREASE IN NET ASSETS..............     (6,504,336)  (26,122,180)    (39,608,016)
NET ASSETS:
Beginning of the Period...................     65,610,011    91,732,191     131,340,207
                                              -----------  ------------   -------------
End of the Period (Including accumulated
  distributions in excess of net
  investment income of $1,968,293,
  $1,985,847 and $455,277,
  respectively)...........................  $  59,105,675   $  65,610,011   $  91,732,191
                                            =============   =============   =============

                         Three Months Ended      Year Ended       Year Ended
*Distributions by Class  September 30, 1998     June 30, 1998    June 30, 1997
------------------------------------------------------------------------------
[S]                       [C]          [C]            [C]
Distributions from and
  in Excess of
  Net Investment
  Income:
  Class A Shares.......  $(725,942)     (2,310,645)   $(3,003,963)
  Class B Shares.......   (201,504)     (1,921,964)    (3,977,304)
  Class C Shares.......     (4,353)        (13,245)       (12,104)
                         ---------     -----------    -----------
                         $(931,799)    $(4,245,854)   $(6,993,371)
                         =========     ===========    ===========
Return of Capital
  Distribution:
  Class A Shares.......  $     -0-     $  (179,548)   $   (40,726)
  Class B Shares.......        -0-        (109,531)       (50,795)
  Class C Shares.......        -0-          (1,247)          (159)
                         ---------     -----------    -----------
                         $     -0-     $  (290,326)   $   (91,680)
                         =========     ===========    ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                Year Ended June 30,
                               Three Months Ended   -------------------------------------------
        Class A Shares         September 30, 1998    1998     1997     1996     1995     1994
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................              $7.35    $7.55    $7.62    $7.56    $8.15     $9.11
                                             ----     ----     ----     ----     ----      ----
Net Investment Income.........                .12      .39      .42      .49      .50       .59
Net Realized and Unrealized
  Gain/Loss...................               (.36)    (.13)     .03      .16     (.45)     (.89)
                                             ----     ----     ----     ----     ----      ----
Total from Investment
  Operations..................               (.24)     .26      .45      .65      .05      (.30)
                                             ----     ----     ----     ----     ----      ----
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................                .11      .42      .51      -0-      .37       .35
  Return of Capital
    Distribution..............                -0-      .04      .01      .59      .27       .31
                                             ----     ----     ----     ----     ----      ----
Total Distributions...........                .11      .46      .52      .59      .64       .66
                                             ----     ----     ----     ----     ----      ----
Net Asset Value, End of the
  Period......................              $7.00    $7.35    $7.55    $7.62    $7.56     $8.15
                                            =====    =====    =====    =====    =====     =====
Total Return* (a).............             (3.27%)**  3.46%   6.09%    8.81%     .69%    (3.61%)
Net Assets at End of the
  Period (In millions)........              $50.6    $45.7    $39.5    $50.1    $72.5    $147.7
Ratio of Expenses to Average
  Net Assets* (b).............              1.55%    1.39%    1.33%    1.31%    1.14%     1.13%
Ratio of Net Investment Income
  to Average Net Assets*......              6.23%    5.40%    5.37%    6.54%    7.20%     6.64%
Portfolio Turnover............                11%**   175%     378%     225%     204%      259%

* If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets (b)..............                N/A    1.41%    1.36%    1.34%      N/A       N/A
Ratio of Net Investment Income
  to Average Net Assets.......                N/A    5.38%    5.34%    6.51%      N/A       N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                  Year Ended June 30,
                              Three Months Ended     ----------------------------------------------
       Class B Shares        September 30, 1998(a)   1998(a)    1997(a)    1996     1995     1994
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.............                 $7.35    $7.55      $7.62     $7.56    $8.15     $9.10
                                              ----    -----      -----      ----     ----      ----
Net Investment Income.......                   .10      .36        .35       .39      .41       .54
Net Realized and Unrealized
  Gain/Loss.................                  (.35)    (.16)       .04       .20     (.42)     (.90)
                                              ----    -----      -----      ----     ----      ----
Total from Investment
  Operations................                  (.25)     .20        .39       .59     (.01)     (.36)
                                              ----    -----      -----      ----     ----      ----
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................                   .10      .37        .45       -0-      .34       .32
  Return of Capital
    Distribution............                   -0-      .03        .01       .53      .24       .27
                                              ----    -----      -----      ----     ----      ----
Total Distributions.........                   .10      .40        .46       .53      .58       .59
                                              ----    -----      -----      ----     ----      ----
Net Asset Value, End of the
  Period....................                 $7.00    $7.35      $7.55     $7.62    $7.56     $8.15
                                             =====    =====      =====     =====    =====     =====
Total Return* (b)...........                (3.46%)** 2.67%      5.29%     8.02%    (.14%)   (4.22%)
Net Assets at End of the
  Period (In millions)......                  $8.1    $19.6      $52.1     $81.1   $127.9    $271.8
Ratio of Expenses to Average
  Net Assets* (c)...........                 2.30%    2.16%      2.09%     2.09%    1.96%     1.85%
Ratio of Net Investment
  Income to Average Net
  Assets*...................                 5.43%    4.48%      4.62%     5.79%    6.42%     5.91%
Portfolio Turnover..........                   11%**   175%       378%      225%     204%      259%
* If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets (c)............                   N/A    2.18%      2.12%     2.12%      N/A       N/A
Ratio of Net Investment
  Income to Average Net
  Assets....................                   N/A    4.46%      4.59%     5.76%      N/A       N/A

** Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                              August 13, 1993
                                                               Year Ended June 30,            (Commencement of
                                 Three Months Ended    -----------------------------------    Distribution) to
        Class C Shares          September 30 1998(a)   1998(a)   1997(a)    1996     1995      June 30, 1994
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 the Period...................                 $7.35    $7.55      $7.62    $7.56    $8.16                $9.24
                                               -----    -----      -----    -----    -----                -----
Net Investment Income.........                   .10      .34        .35      .45      .50                  .49
Net Realized and Unrealized
 Gain/Loss....................                  (.35)    (.14)       .04      .14     (.52)               (1.05)
                                               -----    -----      -----    -----    -----                -----
Total from Investment
 Operations...................                  (.25)     .20        .39      .59     (.02)                (.56)
                                               -----    -----      -----    -----    -----                -----
Less:
 Distributions from and in
   Excess of Net Investment
   Income.....................                   .10      .37        .45      -0-      .34                  .27
 Return of Capital
   Distribution...............                   -0-      .03        .01      .53      .24                  .25
                                               -----    -----      -----    -----    -----                -----
Total Distributions...........                   .10      .40        .46      .53      .58                  .52
                                               -----    -----      -----    -----    -----                -----
Net Asset Value, End of the
 Period.......................                 $7.00    $7.35      $7.55    $7.62    $7.56                $8.16
                                               =====    =====      =====    =====    =====                =====
Total Return* (b).............                (3.46%)** 2.67%      5.29%    8.03%    (.27%)              (6.32%)**
Net Assets at End of the
 Period (In millions).........                   $.3      $.3        $.2      $.2      $.2                  $.2
Ratio of Expenses to Average
 Net Assets* (c)..............                 2.31%    2.16%      2.09%    2.07%    1.96%                1.84%
Ratio of Net Investment Income
 to Average Net Assets*.......                 5.42%    4.67%      4.63%    5.72%    6.30%                5.83%
Portfolio Turnover............                   11%**   175%       378%     225%     204%                 259%
* If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
 Net Assets (c)...............                   N/A    2.17%      2.12%    2.09%      N/A                  N/A
Ratio of Net Investment Income
 to Average Net Assets........                   N/A    4.65%      4.60%    5.69%      N/A                  N/A

** Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Short-Term Global Income Fund (the "Fund") is organized as a series of Van Kampen Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk through investment in a global portfolio of investment grade debt securities denominated in various currencies and multi-national currency units and having an average duration of three years or less. The Fund commenced investment operations on September 28, 1990. The distribution of the Fund's Class B and Class C shares commenced on July 22, 1991, and August 13, 1993, respectively. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from June 30 to March 31. As a result, this financial report reflects the three-month period commencing on July 1, 1998, and ending on September 30, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using the last available bid price, or if not available, yield equivalents obtained from dealers in the over-the-counter (OTC) or interbank market. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At September 30, 1998, there were no when issued or delayed delivery purchase commitments.

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $63,342,563 which will expire between June 30, 2001 and June 30, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

year and as a result of gains or losses recognized for tax purposes on open options and forward transactions at June 30, 1998.

    At September 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $62,203,440; the aggregate gross unrealized appreciation is $399,528 and the aggregate gross unrealized depreciation is $4,423,629 resulting in net unrealized depreciation of $4,024,101.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies and options on foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Net realized gains, if any, are distributed annually.

    For the year ended June 30, 1998, permanent book and tax differences relating to net realized currency losses totaling $1,199,482 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

    For tax purposes, the determination of a return of capital distribution is made at the end of the Fund's fiscal year. Therefore, while it is likely that a portion of the Fund's distribution will ultimately be characterized as a return of capital for tax purposes, no such designation has been made for the three months ended September 30, 1998.

    In January, 1999, the Fund will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .55% of the Fund's average net assets.

    For the three months ended September 30, 1998 and the year ended June 30, 1998, the Fund recognized expenses of approximately $500 and $2,800, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the three months ended September 30, 1998 and the year ended June 30, 1998, the Fund recognized expenses of approximately $10,200 and $23,000, respectively, representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the three months ended September 30,

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1998 and the year ended June 30, 1998, the Fund recognized expenses of approximately $26,200 and $133,400, respectively. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $76,003,925, $53,444,452 and $373,977, for Classes A, B and C, respectively. For the year ended September 30, 1998, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................     1,374,551   $  9,817,667
  Class B..........................................        22,397        163,928
  Class C..........................................         8,054         56,730
                                                       ----------   ------------
Total Sales........................................     1,405,002   $ 10,038,325
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................        53,113   $    379,262
  Class B..........................................        13,458         96,202
  Class C..........................................           608          4,325
                                                       ----------   ------------
Total Dividend Reinvestment........................        67,179   $    479,789
                                                       ==========   ============
Repurchases:
  Class A..........................................      (418,208)  $ (3,021,375)
  Class B..........................................    (1,538,593)   (11,000,308)
  Class C..........................................        (4,239)       (29,478)
                                                       ----------   ------------
Total Repurchases..................................    (1,961,040)  $(14,051,161)
                                                       ==========   ============

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1998, capital aggregated $68,828,371, $64,184,630 and $342,400, for Classes A, B and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................     2,451,703   $ 18,354,657
  Class B..........................................        64,808        487,442
  Class C..........................................        25,354        190,832
                                                       ----------   ------------
Total Sales........................................     2,541,865   $ 19,032,931
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       227,701   $  1,709,854
  Class B..........................................       139,292      1,048,650
  Class C..........................................         1,914         14,346
                                                       ----------   ------------
Total Dividend Reinvestment........................       368,907   $  2,772,850
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,683,807)  $(12,642,954)
  Class B..........................................    (4,446,060)   (33,357,245)
  Class C..........................................        (5,747)       (43,169)
                                                       ----------   ------------
Total Repurchases..................................    (6,135,614)  $(46,043,368)
                                                       ==========   ============

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $61,586,372, $96,115,314 and $181,638, for Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       258,752   $  1,966,958
  Class B..........................................       212,311      1,604,749
  Class C..........................................        19,713        149,100
                                                       ----------   ------------
Total Sales........................................       490,776   $  3,720,807
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       261,651   $  1,982,096
  Class B..........................................       271,233      2,054,943
  Class C..........................................         1,572         11,916
                                                       ----------   ------------
Total Dividend Reinvestment........................       534,456   $  4,048,955
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,868,594)  $(14,169,926)
  Class B..........................................    (4,219,580)   (31,987,407)
  Class C..........................................       (19,067)      (145,197)
                                                       ----------   ------------
Total Repurchases..................................    (6,107,241)  $(46,302,530)
                                                       ==========   ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996 automatically convert to Class A shares after the sixth year following purchase. Class C shares purchased before January 1, 1997 will automatically convert to Class A shares after the tenth year following purchase. The CDSC will be imposed on most redemptions made within three years of the

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE

YEAR OF REDEMPTION                                          CLASS B    CLASS C
------------------------------------------------------------------------------
First..............................................          3.00%      1.00%
Second.............................................          2.00%       None
Third..............................................          1.00%       None
Fourth and Thereafter..............................           None       None

    For the three months ended September 30, 1998 and the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $40 and $200, respectively, and CDSC on redeemed shares of approximately $500 and $10,200, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the three months ended September 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $5,625,125 and $12,148,593, respectively.

    For the year ended June 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $116,378,688 and $135,900,050, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period.

    There were no transactions in options for the three months ended September 30, 1998.

    Transactions in options for the year ended June 30, 1998, were as follows:

                                                   CONTRACTS     PREMIUM
------------------------------------------------------------------------
Outstanding at June 30, 1997......................      1      $ (27,698)
Options Written and Purchased (Net)...............     12        444,910
Options Terminated in Closing Transactions
  (Net)...........................................    (12)      (444,910)
Options Expired (Net).............................     (1)        27,698
                                                      ---      ---------
Outstanding at June 30, 1998......................    -0-      $     -0-
                                                      ===      =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts for the three months ended September 30, 1998 and the year ended June 30, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at June 30, 1997................................    -0-
Futures Opened..............................................    371
Futures Closed..............................................   (356)
                                                               ----
Outstanding at June 30, 1998................................     15
Futures Opened..............................................    112
Futures Closed..............................................    (67)
                                                               ----
Outstanding at September 30, 1998...........................     60
                                                               ====

    The futures contracts outstanding as of September 30, 1998, and the descriptions and unrealized depreciation are as follows:

                                                               UNREALIZED
                                                 CONTRACTS   DEPRECIATION
-------------------------------------------------------------------------
SHORT CONTRACTS:
  10-Year German Mark Future Dec 1998
     (Current notional value 280,750 DM per
     contract)..................................    30         $102,284
  10-Year U.S. Treasury Future Dec 1998
     (Current notional value $121,438 per
     contract)..................................    30          116,563
                                                    --         --------
                                                    60         $218,847
                                                    ==         ========

C. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

    At September 30, 1998, the Fund has outstanding forward currency contracts as follows:

FORWARD                                        CURRENT      UNREALIZED
CURRENCY CONTRACTS                              VALUE      DEPRECIATION
------------------------------------------------------------------------
SHORT CONTRACTS:
Greek Drachma,
  300,000,000 expiring 10/13/98............  $ 1,039,998     $ 56,521
New Zealand Dollar,
  4,000,000 expiring 10/08/98..............    2,001,991          491
Pound Sterling,
  4,400,000 expiring 10/05/98..............    7,478,415      307,404
                                             -----------     --------
                                             $10,520,404     $364,416
                                             ===========     ========

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

D. CLOSED BUT UNSETTLED FORWARD COMMITMENTS--In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transactions at the time the forward commitment is closed. Risk may result due to the potential inability of counterparties to meet the terms of their contracts. At September 30, 1998, the Fund has net realized losses on closed but unsettled forward currency contracts of $7,045 scheduled to settle between October 7, 1998 and October 27, 1999. This amount is due to four counterparties.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the three months ended September 30, 1998 and the year ended June 30, 1998, are payments retained by Van Kampen of approximately $35,900 and $320,100, respectively.

7. YEAR 2000 COMPLIANCE

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                    VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and Chief
  Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD III*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc. 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After March 31, 1999, this report, if used with prospective investors, must be accompanied by a quarterly performance update.

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Glossary of Terms................................  5
Portfolio Management Review......................  6
Portfolio Highlights............................. 10
Portfolio of Investments......................... 11
Statement of Assets and Liabilities.............. 17
Statement of Operations.......................... 18
Statement of Changes in Net Assets............... 19
Financial Highlights............................. 20
Notes to Financial Statements.................... 23

SIF  SAR 11/98

                             LETTER TO SHAREHOLDERS




October 22, 1998

Dear Shareholder,
    These continue to be dramatic
and highly unusual times for global
financial markets. Despite a severe
crisis of confidence in many emerging
economies, the United States has been                    [PHOTO]
relatively unscathed by the turmoil.
However, volatility increased in the
U.S. equity market as the Asian crisis     DENNIS J. MCDONNELL AND DON G. POWELL
spread to Russia and Latin America
during the period. Fixed-income
investors were not entirely
unaffected, as volatility forced yield spreads to widen between Treasuries and high-yield securities, corporate bonds, and mortgage-backed securities.
    We expect that volatility will remain high until the situation overseas stabilizes. In this environment, it is important to stay focused on long-term investment goals and to view daily fluctuations as relatively minor in the larger picture. As we explain elsewhere in this letter, the U.S. economy remains among the healthiest in the world, and Federal Reserve policymakers have demonstrated an ability to make prudent decisions with regard to monetary policy. These factors bode well for investors during the months ahead.

ECONOMIC REVIEW
    The global economic crisis spread from Asia to Russia and finally to Latin America during the summer months as roughly 40 percent of the world economy was estimated to be either in recession or at risk of a severe slowdown.
    At the root of the problem was the continuing inability of the Japanese government to resolve its nearly decade-long banking crisis. The resulting recession in Japan kept the economies of its Asian neighbors in the doldrums, leading to slack demand for commodities. Falling energy prices, in turn, caused the Russian government to default on short-term debt and devalue the ruble. Concerns that Russia would flood the world with cheap energy to raise hard-currency reserves caused investors to bail out of Latin America, fearing that the commodity-driven economies in the region would be affected as well. Capital flight from nearly all emerging markets drove up interest rates on lower-rated bonds to levels that effectively blocked governments and corporations in developing economies from the global credit market.
    Psychological factors played a role in the deceleration of U.S. economic growth during the reporting period. In a recent speech, Federal Reserve Chairman Alan Greenspan noted that Americans suddenly have acquired a strong aversion to risk that had been notably absent in recent years. This risk-averse attitude manifested itself in slower retail sales growth and a mild drop in housing activity. Also, the clear preference among investors for safety and liquidity caused interest rates on lower-quality debt to balloon, leading to fears

                                                            Continued on page  2
of a credit crunch for U.S. businesses. Such concerns were at least partially responsible for the Fed's decision to cut short-term interest rates by 0.25 percent on September 29 and again on October 15.
    Despite the slowdown, we believe that the American economy remains fundamentally sound. Inflation at the consumer level increased by just 1.4 percent during the 12 months through September, while wholesale prices actually fell during the same period.

MARKET REVIEW

    The financial crisis in Russia and Latin America helped unleash a furious flight to quality in global fixed-income markets. As the reporting period ended, the yield on long-term U.S. Treasury bonds had fallen below 5 percent for the first time since 1977. Total returns in the domestic bond market were uneven, however, as investors displayed a preference for quality amid the raging global economic storm. During the three months through September, long-term Treasury bonds gained 8.44 percent, compared to 2.37 percent for long-term corporate bonds and -3.71 percent for high-yield debt. The varying performance reflects a deep change in investor psychology, with sentiment shifting from confidence to extreme risk aversion during recent months.

    The heightened demand for safety drove yield differentials between bonds of different credit quality but similar maturities to levels not seen since the 1990-1991 recession. Credit spreads between 10-year Treasury bonds and domestic high-yield securities, for example, grew to almost 6 percent. While a gradual widening of credit spreads is normal during the later stages of a business cycle, the dramatic nature of the expansion was primarily the result of the heavy buying of Treasury securities by foreign investors seeking shelter from the sharp sell-offs in world equity markets.
    The flight to quality was also evident overseas. The JP Morgan Global Government Bond Index gained 5.17 percent in local currency terms, led by the
8.04 percent return in the United Kingdom. Meanwhile, the JP Morgan Emerging Market Bond Index Composite fell 21.23 percent during the quarter, as investors liquidated bonds from developing economies in favor of high-quality government bonds from developed nations.

OUTLOOK

    Two factors are likely to drive global bond prices in coming months. First, we believe that yield curves will steepen as central banks around the world add liquidity by lowering interest rates. As a result, we expect short-term interest rates to fall while long-term yields stabilize or rise modestly. Second, we believe that high-yield bonds will outperform other fixed-income investments, as investors perceive greater relative value in this sector after the extraordinary rally in government bonds during the third quarter.
    The environment for global interest rates remains benign. Economic activity in the United States is decelerating and growth forecasts for Europe are being reduced. With price pressures already under control, we expect that global inflation will remain modest for the foreseeable future.

                                                            Continued on page  3

    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1998

                        VAN KAMPEN STRATEGIC INCOME FUND



                                           A SHARES   B SHARES   C SHARES
TOTAL RETURNS

Three-month total return based on NAV(1).    (9.03%)    (9.14%)    (9.16%)
One-year total return(2).................   (12.62%)   (12.31%)    (9.86%)
Life-of-Fund average annual total
  return(2)..............................     2.12%      2.15%      2.33%
Commencement date........................  12/31/93   12/31/93   12/31/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3).....................     8.24%      7.77%      7.79%
SEC Yield(4).............................     8.70%      8.36%      8.36%

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1998. Had certain expenses of the Fund not been assumed by VKAC, total returns would have been lower and the SEC Yield would have been 8.40%, 8.06%, and 8.06% for Classes A, B and C, respectively.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Market volatility may have adversely affected fund performance since September 30, 1998. Fund shares, when redeemed, may be worth more or less than their original cost.

The Fund may react to changes in interest rate cycles, business or economic conditions, rates of inflation, or other market conditions. Global investing, investing in lower rated securities, and investing in a limited number of sectors each hold the potential for risks not associated with many other types of fixed-income investments.

Market Forecasts provided in this report may not necessarily come to pass.
--------------------------------------------------------------------------------
 On July 31, 1998, the Fund's Board of Trustees voted to change the Fund's fiscal year end from June 30 to March 31. As a result, this semi-annual report reflects the three-month period commencing on July 1, 1998, and ending on September 30, 1998.
--------------------------------------------------------------------------------

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

EMERGING MARKETS: The financial markets of developing economies. Many Latin
    American and Asian countries are considered emerging markets.

EUROPEAN MONETARY UNION (EMU): A group of European countries creating one currency for the entire region.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

                          PORTFOLIO MANAGEMENT REVIEW
                        VAN KAMPEN STRATEGIC INCOME FUND

We recently spoke with the management team of the Van Kampen Strategic Income Fund about the key events and economic forces that shaped the markets during the past three months. The team is led by Robert Hickey, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.

    The Fund's fiscal year end was recently changed from June 30 to March 31. Going forward, your semiannual reports will be dated September 30, and your annual reports will be dated March 31. The following interview discusses the Fund's performance during the three-month period since your last report, from June 30, 1998, to September 30, 1998.

   Q DESCRIBE THE MARKET CONDITIONS AND THE PERFORMANCE OF THE VARIOUS MARKET SECTORS IN WHICH THE FUND INVESTS.

   A Overall, this continues to be a difficult, volatile year, especially for investments exposed to credit risk. Many markets began slipping in late July based on fears caused by the turmoil in Russia. The Russian worries spread to the emerging markets and led to a move by investors toward high-quality investments.
    As a result, we experienced extreme volatility in four of the five sectors in which the Fund invests--the exception being the U.S. government and mortgage-backed securities sector. Within this sector, we benefited by investing 75 percent of the exposure in this sector in U.S. Treasuries and reducing our exposure to mortgage-backed securities. Due to declining interest rates, many homeowners began refinancing their mortgages at lower levels, which affected the return of mortgage-backed securities.
    The remaining sectors were each negatively affected by volatility during the period. Fortunately, we were underweight in both the domestic lower-grade income (primarily high-yield corporate bonds) and the foreign investment-grade sectors and neutral in foreign lower-grade income securities (primarily emerging market securities). While these sectors provided the bulk of the negative returns, the sector that surprised us the most was the domestic investment grade sector, which suffered from lack of demand and an overall concern about risk in the market.

   Q DID YOU INCREASE THE FUND'S WEIGHTING IN THE UNITED STATES TO TEMPER THE VOLATILITY?

   A Among the seven largest bond markets, the United States has the highest real interest rates in the world, and we believe this provides us with the best opportunity to seek high current income. In addition, we moved to an overweight position in the U.S. government and mortgage-backed securities sector to take advantage of the shift toward higher-quality investments. As of the end of the reporting period, we had nearly 30 percent of the Fund invested in the U.S. government and mortgage-backed securities sector.

   Q ARE THERE ANY COUNTRIES OUTSIDE OF THE UNITED STATES THAT ARE ATTRACTIVE TO YOU?

   A Our second largest country allocation is a nearly 5 percent position in Mexico. In addition to its proximity to the United States and its integration into the U.S. market as a result of NAFTA, we believe Mexico has prudent financial management. The country has cut its budget three times in the last year in response to lower oil prices and continues to be very transparent in its policy initiatives.

   Q  HOW DID THE FUND PERFORM DURING THE THREE-MONTH REPORTING PERIOD?

   A The extreme market volatility hurt the Fund's performance. The Fund generated a total return of -9.03 percent(1) (Class A shares at net asset value) for the three months ended September 30, 1998. The Fund's total return for the 12 months ending September 30, 1998, was -12.62 percent. By comparison, the Lehman Brothers Aggregate Bond Index, a broad-based index, generated a total return of 4.23 percent for the same three-month period. Similarly, a composite index of 20 percent of each Salomon Brothers Index for Mortgages, High Yield, Corporate, Non-U.S. Dollar World Government Bond, and Brady Bonds produced a total return of -0.92 percent over the three-month period. Keep in mind that these indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments they represent.
    The Fund's current distribution rate as of September 30, 1998 was 8.24 percent(3)--based on a monthly dividend of $.0790 per Class A share and a maximum public offering price of $11.50 per share. Please refer to the chart on page 4 for additional Fund performance results.

   Q ELEVEN EUROPEAN NATIONS WILL BEGIN MONETARY UNION JANUARY 1, 1999. DO YOU THINK THE EURO CURRENCY WILL BE SUCCESSFUL AND HOW WILL ITS DEBUT AFFECT
THE FUND'S STRATEGY?

   A Initially, we expect the euro currency to be successful. Overall, the 11 nations that compose the monetary union create an economy comparable in size to that of the United States. We can envision investors becoming more euro focused and believe that there will be opportunities in at least three sectors that the Fund invests--foreign investment grade, domestic investment grade, and high yield.
    During the next six months our exposure to the euro and countries participating in monetary union should increase. Currently, our most significant European position is in the United Kingdom, which is not expected to participate in the monetary union until at least 2001. We anticipate the strength of the euro could lead to an increase in the Fund's exposure to nondollar currencies. Eurobonds--dollar-denominated bonds issued by U.S. corporations in European markets--may also provide opportunities. In addition, we see value in an expanding European high-yield market and will monitor that market for opportunities.

   Q IS YOUR LONG-TERM VIEW FOR MONETARY UNION AS POSITIVE AS YOUR SHORT TERM VIEW?

   A Predicting the long-term outlook for European monetary union is more difficult. We expect the initial excitement to eventually fade. The next wave of monetary union, however, may uncover opportunities in the emerging markets, primarily in Eastern European countries, including Poland, Hungary, Slovenia, and Greece.
    Each of these countries has declared its intention to be included in the next wave of monetary union. In order to earn acceptance, they must demonstrate currency stability and credible financial discipline as outlined in the Maastricht Treaty signed by the original participants. We believe that if Poland, Hungary, Slovenia, and Greece qualify under the criteria required by Maastricht, we could find value as these normally volatile economies stabilize.

   Q POSITIONING OF THE FUND IS CRUCIAL DURING VOLATILE TIMES. WHERE ARE YOU INVESTED?

   A We believe we have the Fund positioned to take advantage of opportunity both now and in the future. Our 31 percent overweight in U.S. government and mortgage-backed securities should help stabilize the Fund in the meantime. We also have an overweight position of 28 percent in corporate investment-grade securities.
    Currently, we are neutral to underweight in securities in which we generally encounter the most risk. We believe this positioning allows us to take advantage of the strength of the U.S. dollar. As of the end of the period, we are neutral in emerging markets securities, underweight in high-yield securities, and significantly underweight in foreign currency-denominated securities. For additional Fund portfolio highlights, please refer to page 10.

   Q  DO YOU EXPECT ANY OF THESE POSITIONS TO CHANGE?

   A First, we need to see stability in the global markets. One factor that has contributed to the turmoil has been the lack of leadership worldwide. The October elections in Brazil will be key for Latin America, and Russia needs to settle on a government and begin to define its new economic model to the world. These two events will be key to regaining investor confidence. Additionally, recovery in the Japanese economy and restructuring of the Japanese banking system will be required to stabilize the global liquidity situation.
    We believe the Federal Reserve Board's 25-basis point reduction in interest rates at the end of September was a good first step. It sends a message that the Fed can provide

\
liquidity to the global markets. We would not be surprised to see the Fed reduce rates by another 25-basis points before the end of the year. (Editor's Note:
After the reporting period ended, the Fed reduced interest rates again by 0.25 percent.)
    The current positioning of the Fund suggests that we are defensive. We feel we are also positioned to take advantage of opportunities should the markets stabilize. Because global prices continue to drop, we believe that during the next 12 months a move toward a neutral to overweight position in emerging market and high-yield securities could help the Fund. In addition, we expect to increase our exposure to nondollar currencies and to countries exposed to European economic and monetary union.

[SIG]
Robert Hickey

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                                                  Please see footnotes on page 4

                              PORTFOLIO HIGHLIGHTS

                        VAN KAMPEN STRATEGIC INCOME FUND
 PORTFOLIO HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                                             PERCENTAGE OF
                                   TOP TEN HOLDINGS        THESE INVESTMENTS
                               AS OF SEPTEMBER 30, 1998    THREE MONTHS AGO
U.S. Treasury Bonds .........  13.8%  ..................          7.5%
SD Warren Co ................   3.6%  ..................          3.4%
U.S. Treasury Notes .........   3.5%  ..................          9.3%
Niagara Mohawk Power ........   3.3%  ..................          2.5%
FNMA Note ...................   3.3%  ..................           N/A
Korea Development Bank ......   3.1%  ..................          5.4%
U.S. Treasury Strips ........   3.1%  ..................           N/A
MCI Worldcom Inc./MFS
  Communications ............   3.0%  ..................          2.3%
GNMA ........................   2.2%  ..................           N/A
Republic of Panama ..........   2.1%  ..................          2.2%

N/A = Not Applicable
 ASSET ALLOCATION AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                  [PIE CHART]

AS OF SEPTEMBER 30, 1998
U.S. Government/Mortgage Backed
Securities                              30.6%
Domestic Non-Investment Grade           21.5%
Foreign Non-Investment Grade            18.5%
Foreign Investment Grade                14.2%
Domestic Investment Grade               13.30
Common Stock and Preferred Stock         1.90

                                  [PIE CHART]


AS OF JUNE 30, 1998
Domestic Non-Investment Grade          24.40%
Foreign Non-Investment Grade           21.80%
U.S. Government/Mortgage-Backed
Securities                             21.80%
Domestic Investment Grade              15.90%
Foreign Investment Grade               12.90%
Common Stock and Preferred Stock        3.20%

 TOP TEN COUNTRIES AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF SEPTEMBER 30, 1998
United States..........   65.9%
Mexico.................    5.5%
United Kingdom.........    4.5%
South Korea............    4.2%
Argentina..............    2.4%                 [PIE CHART]
Chile..................    2.1%
Panama.................    2.1%
Cayman Islands.........    1.9%
Columbia...............    1.8%
Luxembourg.............    1.6%

AS OF JUNE 30, 1998
United States.........  62.4%
South Korea...........   5.4%
Mexico................   5.4%
United Kingdom........   3.7%                    [PIE CHART]
Panama................   3.3%
Argentina.............   2.9%
Columbia..............   2.6%
Chile.................   2.2%
Cayman Islands........   2.0%
Canada................   1.6%

                            PORTFOLIO OF INVESTMENTS

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                         Maturity           U.S.$
  (000)                  Description                Coupon          Date          Market Value
----------------------------------------------------------------------------------------------
             CORPORATE BONDS  78.1%
             AUTOMOBILE  1.0%
      250    Aetna Industries, Inc. - US$........    11.875%           10/01/06   $    255,000
    1,000    Talon Automotive Group,
             144A - Private Placement - US$ (a)
             (b).................................     9.625            05/01/08        935,000
                                                                                  ------------
                                                                                     1,190,000
                                                                                  ------------
             BANKING  12.7%
    2,000    Banco Credito Argentino,
             144A - Private Placement - US$ (a)
             (b).................................     9.500            04/24/00      1,700,000
    3,000    Financiera Energetica Nacional,
             144A - Private Placement - US$ (a)
             (b).................................     9.375            06/15/06      1,950,000
    4,500    Korea Development Bank - US$ (b)....     6.250            05/01/00      4,116,375
    1,000    Korea Development Bank - US$........     7.125            09/17/01        864,420
    3,000    MBNA Capital I - US$ (b)............     8.278            12/01/26      3,172,698
    2,400    Sovereign Bancorp, Inc.,
             144A - Private Placement - US$
             (a).................................     8.000            03/15/03      2,589,626
                                                                                  ------------
                                                                                    14,393,119
                                                                                  ------------
             BEVERAGE, FOOD & TOBACCO  7.3%
    1,000    Embotelladora Andina SA - US$ (b)...     7.875            10/01/97        906,256
    2,000    Kroger Co. - US$....................     7.000            05/01/18      2,065,760
      500    Pantry Inc., 144A - Private
             Placement - US$ (a) (b).............    10.250            10/15/07        490,000
      500    Pantry Inc. - US$...................    12.000            11/15/00        523,750
    2,500    Pepsi - Gemex SA, Ser B - US$ (b)...     9.750            03/30/04      2,150,000
    2,000    Shoppers Food Warehouse - US$ (b)...     9.750            06/15/04      2,135,000
                                                                                  ------------
                                                                                     8,270,766
                                                                                  ------------
             BROADCASTING/TELEVISION  0.6%
    1,000    TV Azteca SA - US$..................    10.125            02/15/04        640,000
                                                                                  ------------
             BUILDINGS AND REAL ESTATE  3.5%
      750    Cemex Intl Cap, LLC - US$...........     9.660            11/29/49        573,750
    1,000    Cemex Intl Cap, LLC, 144A - Private
             Placement - US$ (a).................     9.660            11/29/49        765,000
      250    Del Webb Corp. - US$................     9.375            05/01/09        240,000
      250    Kevco, Inc., 144A - Private
             Placement - US$ (a) (b).............    10.375            12/01/07        238,750
    2,000    Lafarge Corp. - US$.................     6.375            07/15/05      2,108,778
                                                                                  ------------
                                                                                     3,926,278
                                                                                  ------------
             CHEMICALS, PLASTICS & RUBBER  1.1%
      325    Pioneer Americas Acquisition, Ser
             B - US$ (b).........................     9.250            06/15/07        266,500
    1,000    Coastal Corp. - US$.................     6.500            06/01/08      1,020,349
                                                                                  ------------
                                                                                     1,286,849
                                                                                  ------------

                                               See Notes to Financial Statements

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                         Maturity           U.S.$
  (000)                  Description                Coupon          Date          Market Value
----------------------------------------------------------------------------------------------
             CONTAINERS, PACKAGING & GLASS  6.1%
    5,355    SD Warren Co. - US$.................    12.000%      12/15/04        $  5,850,338
    1,000    Owens Corning - US$.................     7.500       08/01/18           1,000,800
                                                                                  ------------
                                                                                     6,851,138
                                                                                  ------------
             DIVERSIFIED/CONGLOMERATE SERVICE1.4%
    1,500    Tyco International Group SA - US$...     6.250       06/15/03           1,563,435
                                                                                  ------------
             ELECTRONICS  1.4%
    1,500    Panamsat Corp., 144A - Private
             Placement - US$ (a) (b).............     6.375       01/15/08           1,522,802
                                                                                  ------------
             FINANCE  2.8%
    2,500    Dynex Capital Inc. - US$ (b)........     7.875       07/15/02           2,489,900
    1,000    Pera Financial, 144A - Private
             Placement - US$ (a) (b).............     9.375       10/15/02             630,000
                                                                                  ------------
                                                                                     3,119,900
                                                                                  ------------
             HEALTHCARE  0.3%
      375    Oxford Health Plans, 144A - Private
             Placement - US$ (a).................    11.000       05/15/05             330,000
                                                                                  ------------
             HOTEL & GAMING  1.2%
      575    Booth Creek Ski Holdings, Ser B,
             144A - Private Placement - US$ (a)
             (b).................................    12.500       03/15/07             566,375
      750    Majestic Star Casino, LLC - US$.....    12.750       05/15/03             778,125
                                                                                  ------------
                                                                                     1,344,500
                                                                                  ------------
             MINING  0.2%
      250    Renco Steel Holdings, 144A - Private
             Placement - US$ (a).................    10.875       02/01/05             215,000
                                                                                  ------------
             OIL & GAS  8.2%
      500    Dawson Product Services - US$ (b)...     9.375       02/01/07             501,250
      500    Frontier Oil Corp., Ser A - US$.....     9.125       02/15/06             467,500
      500    Giant Industries - US$ (b)..........     9.750       11/15/03             495,000
    1,000    Hurricane Hydrocarbons,
             144A - Private Placement - US$
             (a).................................    11.750       11/01/04             560,000
    1,000    Lukinter Finance, BV, 144A - Private
             Placement - US$ (a) (b).............         *       11/03/03             310,000
    1,000    Noble Drilling Corp. - US$ (b)......     9.125       07/01/06           1,130,236
    3,000    Oryx Energy Co. - US$ (b)...........     8.375       07/15/04           3,259,422
    3,000    Petroleos Mexicanos, 144A - Private
             Placement - US$ (a).................    11.157       07/15/05           2,580,000
                                                                                  ------------
                                                                                     9,303,408
                                                                                  ------------

                                               See Notes to Financial Statements

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                         Maturity           U.S.$
  (000)                  Description                Coupon          Date          Market Value
----------------------------------------------------------------------------------------------
             PRINTING, PUBLISHING &
             BROADCASTING  1.2%
    1,000    CSC Holdings Inc. - US$ (b).........    10.500%       05/15/16       $  1,135,000
      250    National Inc., Ser A - US$ (c)......  0/12.750        04/15/05            222,500
                                                                                  ------------
                                                                                     1,357,500
                                                                                  ------------
             RETAIL  1.0%
      250    Big 5 Corp., Ser B - US$ (b)........    10.875        11/15/07            238,750
      500    Community Distributors, Ser B - US$
             (b).................................    10.250        10/15/04            460,000
      400    Duane Reade, Inc. - US$ (b).........     9.250        02/15/08            386,000
                                                                                  ------------
                                                                                     1,084,750
                                                                                  ------------
             TELECOMMUNICATIONS  13.5%
    1,000    CIA International Telecommunication,
             144A - Private Placement - US$
             (a).................................    10.375        08/01/04            520,081
      500    Century Communications - US$ (b)....     9.500        03/01/05            545,625
      500    Globo Communicacoes
             Participacoes - US$.................    10.625        12/05/08            257,500
      500    Hermes Europe Railtel, BV - US$.....    11.500        08/15/07            527,500
      500    Intermedia Communications, Ser
             B - US$ (b) (c).....................  0/11.250        07/15/07            365,000
      500    Intermedia Communications, Ser
             B - US$.............................     8.600        06/01/08            502,500
    3,689    MCI Worldcom Inc. - US$ (b).........     8.875        01/15/06          3,836,560
    1,000    MCI Worldcom Inc. - US$.............     6.400        08/15/05          1,050,824
    1,000    Metronet Communications Corp.,
             144A - Private Placement - US$ (a)
             (c).................................   0/9.950        06/15/08            555,000
    1,500    Millicom International - US$ (b)
             (c).................................  0/13.500        06/01/06            952,500
      750    Netia Holdings BV, 144A - Private
             Placement - US$ (a).................    10.250        11/01/07            592,500
    1,000    Philippine Long Distance Telephone
             Co. - US$ (b).......................     7.850        03/06/07            752,100
      500    Pinnacle Holdings, Inc.,
             144A - Private Placement - US$
             (a).................................    10.000        03/15/08            270,000
      500    Satelites Mexicanos SA,
             144A - Private Placement - US$ (a)
             (b).................................    10.125        11/01/04            342,500
      750    Spectrasite Holdings Inc.,
             144A - Private Placement - US$
             (a).................................    12.000        07/15/08            360,000
      250    Splitrock Services, Inc.,
             144A - Private Placement - US$
             (a).................................    11.750        07/15/08            230,000
    3,000    Tele-Communications Inc. - US$
             (b).................................     6.580        02/15/05          3,420,627
      500    Triton Communications LLC,
             144A - Private Placement - US$ (a)
             (c).................................  0/11.000        05/01/08            230,000
                                                                                  ------------
                                                                                    15,310,817
                                                                                  ------------

                                               See Notes to Financial Statements

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                         Maturity           U.S.$
  (000)                  Description                Coupon          Date          Market Value
----------------------------------------------------------------------------------------------
             TEXTILES  0.7%
      350    Pillowtex Corp. - US$ (b)...........    10.000%      11/15/06        $    364,000
      250    Pillowtex Corp., 144A - Private
             Placement - US$ (a) (b).............     9.000       12/15/07             248,750
      250    Scovill Fasteners, Inc.,
             144A - Private Placement - US$ (a)
             (b).................................    11.250       11/30/07             230,000
                                                                                  ------------
                                                                                       842,750
                                                                                  ------------
             UTILITIES  13.9%
    1,000    Central Termica Guemes, SA,
             144A - Private Placement - US$ (a)
             (b).................................    12.000       11/26/01             590,000
    2,000    DR Investments, 144A - Private
             Placement - US$ (a) (b).............     7.450       05/15/07           2,192,920
    1,250    Edelnor, 144A - Private
             Placement - US$ (a).................     7.750       03/15/06             898,463
    1,000    Edelnor, 144A - Private
             Placement - US$ (a).................    10.500       06/15/05             797,910
    1,000    Endesa - Chile - US$................     7.750       07/15/08             885,000
    2,750    Korea Electric Power - US$..........     7.000       02/01/27           1,897,500
      507    Midland Funding Corp. II - US$
             (b).................................    10.330       07/23/02             548,722
    2,000    Niagara Mohawk Power - US$ (b)......     6.875       03/01/01           2,064,184
      500    Niagara Mohawk Power, Ser H - US$
             (c).................................   0/8.500       07/01/10             356,250
    3,000    Niagara Mohawk Power, Ser B - US$...     7.000       10/01/00           3,007,500
    2,500    Yorkshire Power Finance Ltd,
             144A - Private Placement - US$
             (a).................................     6.154       02/25/03           2,531,745
                                                                                  ------------
                                                                                    15,770,194
                                                                                  ------------
             Total Corporate Bonds 78.1%.......................................     88,323,206
                                                                                  ------------
             FOREIGN GOVERNMENT AND AGENCY SECURITIES  16.8%
             ARGENTINA  0.9%
    1,500    Federal Republic of Argentina - US$
             (d).................................     5.750       03/31/99           1,012,500
                                                                                  ------------
             AUSTRALIA  1.2%
    2,000    Australian Government - AU$ (b).....     6.750       11/15/06           1,350,919
                                                                                  ------------
             BULGARIA  0.8%
    1,500    Bulgaria Disc - Ser A - US$ (b)
             (d).................................     6.750       07/28/24             952,500
                                                                                  ------------
             CANADA  0.8%
    1,250    Canadian Government - CA$...........     7.500       03/01/01             869,006
                                                                                  ------------
             COLOMBIA  0.9%
    1,500    Republic of Colombia - US$ (b)......     8.660       10/07/16           1,050,000
                                                                                  ------------
             COSTA RICA  0.7%
    1,000    Costa Rica - Prin, Ser A - US$ (b)
             (d).................................     6.250       05/21/10             850,000
                                                                                  ------------
             ITALY  0.9%
1,500,000    Republic of Italy BTPS - ITL........     9.500       05/01/01           1,032,866
                                                                                  ------------
             MEXICO  1.6%
    2,500    Mexican Par Bond, Ser W-B - US$.....     6.250       12/31/19           1,818,750
                                                                                  ------------

                                               See Notes to Financial Statements

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                         Maturity           U.S.$
  (000)                  Description                Coupon          Date          Market Value
----------------------------------------------------------------------------------------------
             MOROCCO  0.7%
    1,000    Moroccan Loan Agreement - US$.......     6.563%        01/01/09      $    740,000
                                                                                  ------------
             NEW ZEALAND  1.0%
    2,000    New Zealand Government - NZ$........     8.000         11/15/06         1,147,532
                                                                                  ------------
             PANAMA  3.1%
    2,000    Republic of Panama, 144A - Private
             Placement - US$ (a) (b).............     7.875         02/13/02         1,800,000
    2,000    Republic of Panama - US$............     8.875         09/30/27         1,680,000
                                                                                  ------------
                                                                                     3,480,000
                                                                                  ------------
             RUSSIA  0.7%
   12,800    Russia Principal Loan - US$.........     6.625         12/15/20           848,000
                                                                                  ------------
             UNITED KINGDOM  2.1%
    1,000    UK Treasury Bonds - GBP.............     7.000         11/06/01         1,774,904
      350    UK Treasury Bonds - GBP.............     6.750         11/26/04           648,588
                                                                                  ------------
                                                                                     2,423,492
                                                                                  ------------
             URUGUAY  0.8%
    1,000    Banco Centrl Del Uruguay - Ser
             B - US$ (b).........................     6.750         02/19/21           930,000
                                                                                  ------------
             VENEZUELA  0.6%
    1,000    Republic of Venezuela - Ser
             W-A - US$ (d).......................     6.563         03/31/20           662,500
                                                                                  ------------
             Total Foreign Government and Agency Securities 16.8%............       19,168,065
                                                                                  ------------
             MORTGAGE BACKED SECURITIES
             (U.S.)  9.9%
    1,865    DLJ Mortgage Acceptance Corp.
             1996-E1 (b).........................     8.039          09/28/25        1,874,834
   16,586    FNMA REMIC #97-20 IB (Interest
             Only)...............................     1.840          03/25/27          601,232
    2,908    FNMA................................     7.000 02/01/27-08/01/28        2,983,940
    3,528    GNMA................................     7.000 05/15/26-07/15/28        3,632,999
   26,797    SBA Strip (Principal Only) (b)......     2.312          08/24/19        2,068,226
                                                                                  ------------
             Total Mortgage Backed Securities (U.S.).........................       11,161,231
                                                                                  ------------
             U.S. GOVERNMENT AND GOVERNMENT AGENCY
             OBLIGATIONS  34.1%
    5,000    FNMA Note...........................     6.000          05/15/08        5,407,750
   10,000    U.S. T-Bonds........................     6.125          11/15/27       11,571,300
   10,000    U.S. T-Bonds........................     5.500          08/15/28       10,843,800
    5,275    U.S. T-Notes........................     5.500          02/15/08        5,720,843
   12,200    U.S. Treasury Strip (Principal
             Only)...............................         *          11/15/15        5,000,536
                                                                                  ------------
             Total U.S. Government and Government Agency Obligations.........       38,544,229
                                                                                  ------------

                                               See Notes to Financial Statements

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                           U.S.$
Description                                                   Shares    Market Value
------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS  4.8%
Avalon Bay Communities, Ser G - Preferred - US$ (b).........
                                                               50,000   $  1,265,625
Coastal Finance - Preferred - US$...........................
                                                               60,000      1,485,000
Grupo Casa Autrey - ADR (Mexico) - US$......................
                                                                8,500         48,875
MEPC International Capital, LP - Preferred - US$ (b)........
                                                              100,000      2,631,250
Thai Military Bank - THB....................................
                                                               15,000          1,802
                                                                        ------------
    Total Common and Preferred Stocks................................      5,432,552

SWAP TRANSACTIONS  0.0%
Goldman Sachs, 10.0 million US$ notional amount, maturing 01/19/00, payment based upon the spread between the 6 year French Franc fixed swap interest rate versus the 6 year German Mark fixed swap interest
rate.................................................................         (1,043)
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  143.7%
    (Cost $171,393,274)..............................................    162,628,240
LIABILITIES IN EXCESS OF OTHER ASSETS  (43.7)%.......................    (49,505,238)
                                                                        ------------
NET ASSETS  100.0%...................................................   $113,123,002
                                                                        ============

*  Zero coupon bond.

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open options, futures, forwards or swaps transactions or borrowings of the Fund.

(c) Security is a "Step-up" bond where the coupon increases, or steps up, at a predetermined date.

(d) Item represents a "Brady Bond" which is a product of the "Brady Plan" under which various Latin American, African and southeast Asian nations have converted their outstanding external defaulted commercial bank loans into bonds. Certain Brady Bonds have been collateralized, as to principal due at maturity, by U.S. Treasury zero coupon bonds with a maturity date equal to the final maturity date of such Brady Bonds.

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY

    The following table summarizes the portfolio composition at September 30, 1998, based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

U.S. Government and U.S. Government Agency Obligations......    29.4%
AAA.........................................................     5.4%
A...........................................................     7.4%
BBB.........................................................    15.8%
BB..........................................................    25.6%
B...........................................................    13.8%
CCC.........................................................     0.5%
CC..........................................................     0.2%
Non-Rated...................................................     1.9%
                                                               ------
                                                               100.0%
                                                               ======

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $171,393,274).......................  $162,628,240
Receivables:
  Interest..................................................     3,480,908
  Investments Sold..........................................     3,263,142
  Fund Shares Sold..........................................       244,836
Forward Currency Contracts..................................       914,978
Unamortized Organizational Costs............................         8,471
Options at Market Value (Net premiums paid of $12,450)......           937
Other.......................................................           648
                                                              ------------
    Total Assets............................................   170,542,160
                                                              ------------
LIABILITIES:
Payables:
  Reverse Repurchase Agreements.............................    27,904,656
  Bank Borrowings...........................................    25,058,977
  Investments Purchased.....................................     2,692,882
  Variation Margin on Futures...............................       506,469
  Income Distributions......................................       418,340
  Fund Shares Repurchased...................................       245,692
  Distributor and Affiliates................................       129,968
  Investment Advisory Fee...................................        75,425
Accrued Expenses............................................       272,403
Trustees' Deferred Compensation and Retirement Plans........       114,346
                                                              ------------
    Total Liabilities.......................................    57,419,158
                                                              ------------
NET ASSETS..................................................  $113,123,002
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $134,330,912
Accumulated Distribution in Excess of Net Investment
  Income....................................................    (1,988,665)
Accumulated Net Realized Loss...............................    (8,558,713)
Net Unrealized Depreciation.................................   (10,660,532)
                                                              ------------
NET ASSETS..................................................  $113,123,002
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $41,092,317 and 3,751,582 shares of
    beneficial interest issued and outstanding).............  $      10.95
    Maximum sales charge (4.75%* of offering price).........           .55
                                                              ------------
    Maximum offering price to public........................  $      11.50
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $68,144,189 and 6,220,366 shares of
    beneficial interest issued and outstanding).............  $      10.96
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,886,496 and 355,169 shares of
    beneficial interest issued and outstanding).............  $      10.94
                                                              ============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                 For the Three Months Ended September 30, 1998
                  and the Year Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                    Three Months Ended      Year Ended
                                                    September 30, 1998   June 30, 1998
--------------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of
  $2,021 and $9,201, respectively)................     $ 3,385,036         13,354,450
Dividends (Net of foreign withholding taxes of $53
  for the year ended June 30, 1998)...............         116,437            786,323
                                                       -----------        -----------
      Total Income................................       3,501,473         14,140,773
                                                       -----------        -----------
EXPENSES:
Investment Advisory Fee...........................         326,880          1,262,844
Distribution (12b-1) and Service Fees (Attributed
  to Classes A, B and C of $27,502, $183,417 and
  $9,942, respectively, for the three months ended
  September 30, 1998 and $113,849, $781,645 and
  $37,816, respectively, for the year ended June
  30, 1998).......................................         220,861            933,310
Shareholder Services..............................          47,849            185,508
Custody...........................................          25,482             86,456
Trustees' Fees and Expenses.......................          10,482             29,318
Amortization of Organizational Costs..............           8,565             33,982
Legal.............................................           4,140             16,532
Other.............................................          80,809            343,480
                                                       -----------        -----------
      Total Operating Expenses....................         725,068          2,891,430
      Less Fees Waived............................          95,417            118,837
                                                       -----------        -----------
      Net Operating Expenses......................         629,651          2,772,593
      Interest Expense............................         664,742          2,151,078
                                                       -----------        -----------
NET INVESTMENT INCOME.............................     $ 2,207,080        $ 9,217,102
                                                       ===========        ===========
NET REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments.....................................     $ (796,232)        $ 3,963,593
  Options.........................................         76,849           (467,470)
  Futures.........................................     (3,735,452)        (3,234,026)
  Forwards........................................        162,062         (1,497,004)
  Foreign Currency Transactions...................         16,183            (19,018)
                                                       ----------         ----------
Net Realized Loss.................................     (4,276,590)        (1,253,925)
                                                       ----------         ----------
Net Unrealized Appreciation/Depreciation:
Beginning of the Period...........................     (1,176,688)         2,587,120
                                                       ----------         ----------
End of the Period:
  Investments.....................................     (8,765,034)          (431,623)
  Options.........................................        (11,513)           311,905
  Futures.........................................     (1,830,236)          (727,773)
  Forwards........................................        (55,376)          (329,325)
  Foreign Currency Translation....................          1,627                128
                                                       ----------         ----------
                                                      (10,660,532)        (1,176,688)
                                                       ----------         ----------
Net Unrealized Depreciation During the Period.....     (9,483,844)        (3,763,808)
                                                       ----------         ----------
NET REALIZED AND UNREALIZED LOSS..................    (13,760,434)       ($5,017,733)
                                                       ==========         ==========
NET INCREASE/DECREASE IN NET ASSETS FROM
  OPERATIONS......................................    (11,553,354)        $4,199,369
                                                       ==========         ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Three Months Ended September 30, 1998,
          the Years Ended June 30, 1998 and June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                               Three Months Ended    Year Ended      Year Ended
                                               September 30, 1998   June 30, 1998   June 30, 1997
-------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.........................    $ 2,207,080       $  9,217,102     $  8,581,357
Net Realized Gain/Loss........................     (4,276,590)        (1,253,925)       2,999,390
Net Unrealized Appreciation/Depreciation
 During the Period............................     (9,483,844)        (3,763,808)       3,381,566
                                                  -----------       ------------     ------------
Change in Net Assets from Operations..........    (11,553,354)         4,199,369       14,962,313
                                                  -----------       ------------     ------------
Distributions from Net Investment Income......     (2,207,080)        (9,238,901)      (8,604,269)
Distributions in Excess of Net Investment
 Income.......................................        (79,108)               -0-          (27,347)
                                                  -----------       ------------     ------------
Distributions from and in Excess of Net
 Investment Income*...........................     (2,286,188)        (9,238,901)      (8,631,616)
                                                  -----------       ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
 ACTIVITIES...................................    (13,839,542)        (5,039,532)       6,330,697
                                                  -----------       ------------     ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.....................      9,059,449         37,212,204       40,557,345
Net Asset Value of Shares Issued Through
 Dividend Reinvestment........................      1,032,604          4,088,237        3,498,095
Cost of Shares Repurchased....................     (8,493,810)       (34,763,480)     (25,388,033)
                                                  -----------       ------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS.................................      1,598,243          6,536,961       18,667,407
                                                  -----------       ------------     ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.........    (12,241,299)         1,497,429       24,998,104
NET ASSETS:
Beginning of the Period.......................    125,364,301        123,866,872       98,868,768
                                                  -----------       ------------     ------------
End of the Period (Including accumulated
 undistributed net investment income of
 ($1,988,665), ($1,909,557), and $150,395,
 respectively)................................    113,123,002       $125,364,301     $123,866,872
                                                  ===========       ============     ============

                            Three Months Ended    Year Ended      Year Ended
  *Distributions by Class   September 30, 1998   June 30, 1998   June 30, 1997
------------------------------------------------------------------------------
Distributions from and in
 Excess of
Net Investment Income:
 Class A Shares............    $  (885,254)       $(3,523,499)    $(3,189,748)
 Class B Shares............     (1,329,166)        (5,451,394)     (5,177,891)
 Class C Shares............        (71,768)          (264,008)       (263,977)
                               -----------        -----------     -----------
                               $(2,286,188)       $(9,238,901)    $(8,631,616)
                               ===========        ===========     ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                  December 31, 1993
                                                                                    (Commencement
                          Three Months               Year Ended June 30,            of Investment
                             Ended          -------------------------------------  Operations) to
Class A Shares         September 30, 1998    1998      1997      1996      1995     June 30, 1994
---------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period..............       $12.286        $12.778   $12.065   $11.704   $11.975      $14.300
                             -------        -------   -------   -------   -------      -------
Net Investment
  Income..............          .228           .973     1.019     1.013      .657         .566
Net Realized and
  Unrealized
  Gain/Loss...........        (1.324)         (.489)     .714      .446      .272       (2.391)
                             -------        -------   -------   -------   -------      -------
Total from Investment
  Operations..........        (1.096)          .484     1.733     1.459      .929       (1.825)
                             -------        -------   -------   -------   -------      -------
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income............          .237           .976     1.020     1.098      .793         .500
  Return of Capital
    Distribution......           -0-            -0-       -0-       -0-      .407          -0-
                             -------        -------   -------   -------   -------      -------
Total Distributions...          .237           .976     1.020     1.098     1.200         .500
                             -------        -------   -------   -------   -------      -------
Net Asset Value, End
  of the Period.......       $10.953        $12.286   $12.778   $12.065   $11.704      $11.975
                             =======        =======   =======   =======   =======      =======
Total Return* (a).....        (9.03%)**       3.89%    14.92%    12.92%     8.46%      (12.83%)**
Net Assets at End of
  the Period (In
  millions)...........       $  41.1        $  45.3   $  43.8   $  33.8   $  29.6      $  24.5
Ratio of Operating
  Expenses to Average
  Net Assets*.........         1.59%          1.68%     1.81%     1.84%     1.98%        1.88%
Ratio of Interest
  Expense to Average
  Net Assets..........         2.19%          1.69%     1.99%     2.27%     2.38%         .96%
Ratio of Net
  Investment Income to
  Average Net
  Assets*.............         7.77%          7.72%     8.12%     8.34%     5.88%        9.27%
Portfolio Turnover....          144%**         523%      474%      343%      253%         114%**
* If certain expenses had not been reimbursed by Van Kampen, Total
  Return would have been lower and the ratios would have been as follows:
Ratio of Operating
  Expenses to Average
  Net Assets..........         1.91%          1.78%     1.86%     1.92%       N/A          N/A
Ratio of Net
  Investment Income to
  Average Net
  Assets..............         7.45%          7.63%     8.07%     8.26%       N/A          N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                  December 31, 1993
                                                                                    (Commencement
                          Three Months               Year Ended June 30,            of Investment
                             Ended          -------------------------------------  Operations) to
Class B Shares         September 30, 1998    1998      1997      1996      1995     June 30, 1994
---------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period..............       $12.286        $12.779   $12.069   $11.706   $11.968      $14.300
                             -------        -------   -------   -------   -------      -------
Net Investment
  Income..............          .205           .878      .920      .926      .585         .515
Net Realized and
  Unrealized
  Gain/Loss...........        (1.323)         (.491)     .717      .443      .245       (2.392)
                             -------        -------   -------   -------   -------      -------
Total from Investment
  Operations..........        (1.118)          .387     1.637     1.369      .830       (1.877)
                             -------        -------   -------   -------   -------      -------
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income............          .213           .880      .927     1.006      .722         .455
  Return of Capital
    Distribution......           -0-            -0-       -0-       -0-      .370          -0-
                             -------        -------   -------   -------   -------      -------
Total Distributions...          .213           .880      .927     1.006     1.092         .455
                             -------        -------   -------   -------   -------      -------
Net Asset Value, End
  of the Period.......       $10.955        $12.286   $12.779   $12.069   $11.706      $11.968
                             =======        =======   =======   =======   =======      =======
Total Return* (a).....        (9.14%)**       3.11%    13.98%    12.06%     7.62%      (13.21%)**
Net Assets at End of
  the Period (In
  millions)...........       $  68.1        $  76.2   $  76.2   $  61.9   $  52.6      $  46.4
Ratio of Operating
  Expenses to Average
  Net Assets*.........         2.35%          2.44%     2.57%     2.59%     2.68%        2.63%
Ratio of Interest
  Expense to Average
  Net Assets..........         2.19%          1.69%     1.98%     2.26%     2.38%         .96%
Ratio of Net
  Investment Income to
  Average Net
  Assets*.............         7.01%          6.96%     7.33%     7.58%     5.30%        8.48%
Portfolio Turnover....          144%**         523%      474%      343%      253%         114%**
* If certain expenses had not been reimbursed by Van Kampen, Total
  Return would have been lower and the ratios would have been as follows:
Ratio of Operating
  Expenses to Average
  Net Assets..........         2.67%          2.54%     2.61%     2.67%       N/A          N/A
Ratio of Net
  Investment Income to
  Average Net
  Assets..............         6.70%          6.86%     7.28%     7.50%       N/A          N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                    December 31, 1993
                                                                                      (Commencement
                            Three Months               Year Ended June 30,            of Investment
                               Ended          -------------------------------------  Operations) to
Class C Shares           September 30, 1998    1998      1997      1996      1995     June 30, 1994
-----------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period................       $12.274        $12.768   $12.059   $11.699   $11.966      $14.300
                               -------        -------   -------   -------   -------      -------
Net Investment Income...          .202           .876      .913      .944      .598         .509
Net Realized and
  Unrealized
  Gain/Loss.............        (1.320)         (.490)     .723      .422      .227       (2.388)
                               -------        -------   -------   -------   -------      -------
Total from Investment
  Operations............        (1.118)          .386     1.636     1.366      .825       (1.879)
                               -------        -------   -------   -------   -------      -------
Less:
  Distributions from and
    in Excess of Net
    Investment Income...          .213           .880      .927     1.006      .722         .455
  Return of Capital
    Distribution........           -0-            -0-       -0-       -0-      .370          -0-
                               -------        -------   -------   -------   -------      -------
Total Distributions.....          .213           .880      .927     1.006     1.092         .455
                               -------        -------   -------   -------   -------      -------
Net Asset Value, End of
  the Period............       $10.943        $12.274   $12.768   $12.059   $11.699      $11.966
                               =======        =======   =======   =======   =======      =======
Total Return* (a).......        (9.16%)**       3.03%    13.99%    12.07%     7.53%      (13.21%)**
Net Assets at End of the
  Period (In
  millions).............       $   3.9        $   3.9   $   3.8   $   3.1   $   1.7      $   2.1
Ratio of Operating
  Expenses to Average
  Net Assets*...........         2.35%          2.44%     2.56%     2.58%     2.69%        2.65%
Ratio of Interest
  Expense to Average Net
  Assets................         2.18%          1.69%     1.98%     2.22%     2.38%         .95%
Ratio of Net Investment
  Income to Average Net
  Assets*...............         6.97%          6.96%     7.31%     7.49%     5.92%        8.36%
Portfolio Turnover......          144%**         523%      474%      343%      253%         114%**
* If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Operating
  Expenses to Average
  Net Assets............         2.66%          2.54%     2.61%     2.66%       N/A          N/A
Ratio of Net Investment
  Income to Average Net
  Assets................         6.65%          6.87%     7.27%     7.41%       N/A          N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Strategic Income Fund, (the "Fund") is organized as a series of Van Kampen Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to seek to provide shareholders with high current income, while its' secondary investment objective is to seek capital appreciation. The Fund will allocate its investments among the following market sectors: U.S. government securities, domestic investment grade income securities, domestic lower grade income securities, foreign investment grade income securities and foreign lower grade income securities. The Fund borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund's volatility. The Fund commenced investment operations on December 31, 1993, with three classes of common shares, Class A, Class B and Class C shares. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from June 30 to March 31. As a result, this financial report reflects the three month period commencing on July 1, 1998, and ending on September 30, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations, prices provided by market makers or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Foreign investments are stated at value using the last available bid price or yield equivalents obtained from dealers in the over-the-counter (OTC) or interbank market. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

E. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $170,000. These costs are being amortized on a straight line basis over the 60 month period ending December 31, 1998. Van Kampen Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

F. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $4,278,802 which will expire between June 30, 2003 and June 30, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

year and as a result of gains or losses recognized for tax purposes on the mark to market of open options, futures and forward transactions at June 30, 1998.

    At September 30, 1998, for federal income tax purposes, cost of long-term investments is $171,420,774; the aggregate gross unrealized appreciation is $3,575,594 and the aggregate gross unrealized depreciation is $12,367,085, resulting in net unrealized depreciation on long-term investments and swaps of $8,791,491.

G. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies and options and futures on foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. For the year ended June 30, 1998, permanent book and tax basis differences relating to the recognition of net realized losses on foreign currency transactions totaling $2,038,153 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

    Net realized gains, if any, are distributed annually.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE MANAGED ASSETS                                    % PER ANNUM
---------------------------------------------------------------------
First $500 million......................................   .75 of 1%
Next $500 million.......................................   .70 of 1%
Over $1 billion.........................................   .65 of 1%

    For the three months ended September 30, 1998 and the year ended June 30, 1998, the Adviser voluntarily waived approximately $95,000 and $86,000, respectively, of its investment advisory fees. This waiver is voluntary and can be discontinued at any time. Additionally, for the year ended June 30, 1998, the Advisor voluntarily assumed approximately $33,000 of the Fund's registration and filing fees.

    For the three months ended September 30, 1998 and the year ended June 30, 1998, the Fund recognized expenses of approximately $600 and $4,600, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the three months ended September 30, 1998 and the year ended June 30, 1998, the Fund recognized expenses of approximately $7,500 and $29,600, respectively,

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

representing Van Kampen's cost of providing accounting, cash management and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the three months ended September 30, 1998 and the year ended June 30, 1998, the Fund recognized expenses of approximately $34,500 and $129,400, respectively. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At September 30, 1998, Van Kampen owned 100 shares each of Classes A, B and
C.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $48,627,130, $81,066,690 and $4,637,092 for Classes A, B and C, respectively. For the three months ended September 30, 1998, transactions were as follows:

                                                    SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A.....................................       322,008    $ 3,764,938
  Class B.....................................       369,381      4,314,324
  Class C.....................................        83,320        980,187
                                                  ----------    -----------
Total Sales...................................       774,709    $ 9,059,449
                                                  ==========    ===========
Dividend Reinvestment:
  Class A.....................................        36,104    $   410,751
  Class B.....................................        50,334        572,611
  Class C.....................................         4,338         49,242
                                                  ----------    -----------
Total Dividend Reinvestment...................        90,776    $ 1,032,604
                                                  ==========    ===========
Repurchases:
  Class A.....................................      (294,632)   $(3,375,704)
  Class B.....................................      (401,265)    (4,591,504)
  Class C.....................................       (46,528)      (526,602)
                                                  ----------    -----------
Total Repurchases.............................      (742,425)   $(8,493,810)
                                                  ==========    ===========

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1998, capital aggregated $47,827,145, $80,771,259 and $4,134,265 for Classes A, B and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................     1,118,648    $ 14,164,929
  Class B....................................     1,677,599      21,153,724
  Class C....................................       150,464       1,893,551
                                                 ----------    ------------
Total Sales..................................     2,946,711    $ 37,212,204
                                                 ==========    ============
Dividend Reinvestment:
  Class A....................................       131,101    $  1,649,403
  Class B....................................       180,125       2,266,285
  Class C....................................        13,723         172,549
                                                 ----------    ------------
Total Dividend Reinvestment..................       324,949    $  4,088,237
                                                 ==========    ============
Repurchases:
  Class A....................................      (990,262)   $(12,470,355)
  Class B....................................    (1,620,464)    (20,396,054)
  Class C....................................      (150,449)     (1,897,071)
                                                 ----------    ------------
Total Repurchases............................    (2,761,175)   $(34,763,480)
                                                 ==========    ============

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $44,483,168, $77,747,304 and $3,965,236 for Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................     1,136,784    $ 14,246,123
  Class B....................................     1,951,416      24,358,899
  Class C....................................       156,283       1,952,323
                                                 ----------    ------------
Total Sales..................................     3,244,483    $ 40,557,345
                                                 ==========    ============
Dividend Reinvestment:
  Class A....................................       102,757    $  1,289,971
  Class B....................................       163,577       2,052,790
  Class C....................................        12,383         155,334
                                                 ----------    ------------
Total Dividend Reinvestment..................       278,717    $  3,498,095
                                                 ==========    ============
Repurchases:
  Class A....................................      (614,505)   $ (7,723,135)
  Class B....................................    (1,282,624)    (16,096,646)
  Class C....................................      (125,528)     (1,568,252)
                                                 ----------    ------------
Total Repurchases............................    (2,022,657)   $(25,388,033)
                                                 ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                     CONTINGENT DEFERRED
                                                         SALES CHARGE
                YEAR OF REDEMPTION                    CLASS B    CLASS C
-------------------------------------------------------------------------
First..............................................     4.00%      1.00%
Second.............................................     3.75%       None
Third..............................................     3.50%       None
Fourth.............................................     2.50%       None
Fifth..............................................     1.50%       None
Sixth..............................................     1.00%       None
Seventh and Thereafter.............................      None       None

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    For the three months ended September 30, 1998 and the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $5,900 and $27,600, respectively, and CDSC on redeemed shares of approximately $45,400 and $236,400, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the three months ended September 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $246,600,340 and $249,641,966, respectively. For the year ended June 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $858,569,959 and $859,486,340, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, maturity and duration or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in options for the three months ended September 30, 1998 and the year ended June 30, 1998, were as follows:

                                                  CONTRACTS       PREMIUM
-------------------------------------------------------------------------
Outstanding at June 30, 1997....................    1,627     $  (246,766)
Options Written and Purchased (Net).............    3,233      (1,540,015)
Options Terminated in Closing
  Transactions (Net)............................   (3,781)      1,130,290
Options Expired (Net)...........................     (778)        384,716
                                                   ------     -----------
Outstanding at June 30, 1998....................      301        (271,775)
Options Written and Purchased (Net).............      600         (16,519)
Options Terminated in Closing
  Transactions (Net)............................     (601)        262,925
Options Expired (Net)...........................     (150)         12,919
                                                   ------     -----------
Outstanding at September 30, 1998...............      150     $   (12,450)
                                                   ======     ===========

    The related futures contracts of the outstanding option transactions as of September 30, 1998, and the description and market value are as follows:

                                                                     MARKET
                                                EXPIRATION MONTH/   VALUE OF
DESCRIPTION                         CONTRACTS    EXERCISE PRICE     OPTIONS
----------------------------------------------------------------------------
Euro $ Futures
Dec 1998--Purchased Put...........     150             Dec/94       $    937
                                   =======                          ========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract may be in excess of the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts for the three months ended September 30, 1998 and the year ended June 30, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at June 30, 1997...............................      689
Futures Opened.............................................    7,096
Futures Closed.............................................   (7,156)
                                                              ------
Outstanding at June 30, 1998...............................      629
Futures Opened.............................................    1,398
Futures Closed.............................................   (1,467)
                                                              ------
Outstanding at September 30, 1998..........................      560
                                                              ======

    The futures contracts outstanding as of September 30, 1998, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                 UNREALIZED
                                                              APPRECIATION/
                                                  CONTRACTS    DEPRECIATION
---------------------------------------------------------------------------
SHORT CONTRACTS:
  10-Year British Gilt Future Dec 1998
     (Current notional value 112,320 GBP per
     contract)...................................     10        $ (61,584)
  10-Year German Mark Future Dec 1998
     (Current notional value 280,750 DM per
     contract)...................................     20          (68,189)
  10-Year Japanese Bond Future Dec 1998
     (Current notional value 135,065,552 JPY per
     contract)...................................     11         (311,892)
  U.S. Treasury Bond Future Dec 1998
     (Current notional value $131,469 per
     contract)...................................    334         (866,226)
  S&P 500 Future Dec 1998
     (Current notional value $256,500 per
     contract)...................................     10           30,000
  5-Year U.S. Treasury Note Future Dec 1998
     (Current notional value $114,953 per
     contract)...................................    175         (552,345)
                                                     ---        ---------
                                                     560      ($1,830,236)
                                                     ===       ==========

C. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    At September 30, 1998, the Fund has outstanding forward currency contracts as follows:

                                                               UNREALIZED
FORWARD                                           CURRENT   APPRECIATION/
CURRENCY                                            VALUE    DEPRECIATION
-------------------------------------------------------------------------
SHORT CONTRACTS:
German Mark,
  3,539,850 expiring 10/19/98-12/11/98......  $ 2,123,219     $  (8,649)
Mexican Peso,
  51,735,000 expiring 10/09/98..............    5,000,000             0
South African Rand,
  6,564,500 expiring 10/02/98...............    1,115,951       (46,727)
                                              -----------     ---------
                                              $ 8,239,170     $ (55,376)
                                              ===========     =========

D. CLOSED BUT UNSETTLED FORWARD COMMITMENTS--In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transactions at the time the forward commitment is closed. Risk may result due to the potential inability of counterparties to meet the terms of their contracts. At September 30, 1998, the Fund has net realized gains on closed but unsettled forward currency contracts of $970,354 scheduled to settle between October 5, 1998 and July 30, 1999. This amount is due from three counterparties, the largest portion due from one counterparty represents 62% of this receivable.

E. SWAP TRANSACTIONS--These securities, which are identified in the portfolio of investments, represent an agreement between two parties to exchange a series of cash flows based upon various indices at specified intervals.

F. INVERSE FLOATING SECURITY--These instruments, which may have been held in the portfolio of investments, have a coupon which is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

G. INTEREST ONLY/PRINCIPAL ONLY SECURITIES--A Mortgage-Backed Security or U.S. Treasury Obligation may be stripped to create an Interest Only (IO) security and a Principal Only (PO) security. An IO represents ownership in the cash flows of the interest payments

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

or coupon payments made. The cash flow from an IO instrument decreases as the borrower repays the principal balance. Conversely, a PO represents ownership in the cash flows of the principal payments made. A PO created from a U.S. Treasury Obligation becomes a zero coupon bond. The cash flow on a PO instrument increases as the borrowers repay the principal balance. These instruments are typically used to manage interest rate exposure in the fund's portfolio.

6. MORTGAGE-BACKED SECURITIES

A Mortgage-Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies such as Federal National Mortgage Association (FNMA).

    A REMIC (Real Estate Mortgage Investment Conduit) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics.

7. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the three months ended September 30, 1998 and the year ended June 30, 1998, are payments retained by Van Kampen of approximately $142,800 and $604,600, respectively.

8. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks or enter into reverse repurchase agreements or dollar rolls for investment purposes in an amount up to 33.3% of its total assets.

    The Fund has entered into a $60,000,000 revolving credit agreement which expires on May 31, 1999. Interest is charged under the agreement at a rate of
 .425% above the federal funds rate. The interest rate in effect at September 30, 1998, was 6.175%. An annual facility fee of .075% is charged on the unused portion of the credit line.

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    The Fund has entered into reverse repurchase agreements with Warburg Dillon Read LLC, under which the Fund sells securities and agrees to repurchase them on October 1, 1998 at a mutually agreed upon price. For the three months ended September 30, 1998, the average interest rate in effect for reverse repurchase agreements was 4.360%.

    The average daily balance of bank borrowings and reverse repurchase agreements for the three months ended September 30, 1998, was approximately $52,435,700 with an average interest rate of 4.97%.

    At September 30, 1998, these agreements represented 31.1% of the Fund's total assets.

9. YEAR 2000 COMPLIANCE

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     U.S. Real Estate
     Utility
     Value
International/Global
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income
Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our web site at
  WWW.VANKAMPEN.COM -- to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

                        VAN KAMPEN STRATEGIC INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

PAUL G. YOVOVICH
OFFICERS

DENNIS J. MCDONNELL*
President

RONALD A. NYBERG*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998
    All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After March 31, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.